                                                                    EXHIBIT 10.6

                                OFFER TO LEASE
                                --------------

To:  THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

1. The undersigned offeror, having inspected the premises or plans thereof hereby offers to lease the premises as outlined in Schedules "A" and "B" and under the terms and conditions as set forth in the Lease attached hereto and forming a part hereof and initialed by the parties.

2. Cash/Cheque for $36,371 payable to you as a deposit to be held by The Manufacturers Life Insurance Company (U.S.A.) pending completion or other termination of this agreement, is attached hereto to apply as a deposit on Basic Rent and security deposit which will be returned if this Offer is not accepted.

3. The Lease shall be drawn by you in accordance with the attached Lease and shall be executed by both parties forthwith.

4. It is further understood that all representations made by The Manufacturers Life Insurance Company (U.S.A.) or any of its representatives, are set out in this agreement.

5. This Offer shall be irrevocable until May 30, 1997, after which time if not accepted this Offer shall be null and void.

      DATED this 26 day of May, 1997.

             LIVEWORLD PRODUCTIONS, INC., A CALIFORNIA CORPORATION
             -----------------------------------------------------
                Offeror's Name

                /s/ Signature Illegible           President CEO

                Signature                         Title
                ________________________________________________________

                Signature                         Title

      (Note: If a corporation, give title of signing officer and affix seal.)

      The Manufacturers Life Insurance Company (U.S.A.) hereby accepts the above Offer.

      DATED this 30 day of May, 1997.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                Per: /s/ Signature Illegible

                                     INDEX

                                                                 PAGE
1.   LEASED PREMISES                                              1

2.   TERM
     (a)       Term                                               1
     (b)       Delay in Occupancy                                 1
     (c)       Overholding                                        2

3.   RENT
     (a)       Basic Rent                                         2
     (b)       Additional Rent                                    2

               (i)    Taxes                                       2
               (ii)   Operating Costs                             2

     (c)       Payment - Additional Rent                          2
     (d)       Accrual of Rent                                    3
     (e)       Recovery of Rent                                   3
     (f)       Limitations                                        3

4.   SECURITY DEPOSIT                                             3

5.   GENERAL COVENANTS
     (a)       Landlord's Covenant                                3
     (b)       Tenant's Covenant                                  3

6.   USE AND OCCUPANCY
     (a)       Use                                                3
     (b)       Waste, Nuisance, etc                               3
     (c)       Insurance Risks                                    4
     (d)       Compliance with Law                                4
     (e)       Environmental Compliance                           4
     (f)       Rules and Regulations                              4

7.   ASSIGNMENT AND SUB-LETTING
     (a)       No Assignment Without Consent                      4
     (b)       Assignment or Sub-letting Procedures               4
     (c)       Assumption of Obligations                          5
     (d)       Tenant's Continuing Obligations                    5

8.   REPAIR AND DAMAGE
     (a)       Landlord's Repairs to Building and Property        5
     (b)       Landlord's Repairs to the Leased Premises          5
     (c)       Tenant's Repairs                                   5
     (d)       Indemnification                                    5
     (d)       Damage and Destruction                             6

9.   INSURANCE AND LIABILITY
     (a)       Landlord's Insurance                               6
     (b)       Tenant's Insurance                                 6
     (c)       Limitation of Landlord's Liability                 7
     (d)       Indemnity of Landlord                              7
     (e)       Definition of "Insured Damage"                     8

10.  EVENTS OF DEFAULT AND REMEDIES
     (a)       Events of Default and Remedies                     8
     (b)       Payment of Rent, etc. on Termination               8

                                      (i)

                                                               PAGE
ADDITIONAL PROVISIONS
11.       Relocation of Leased Premises                          9
12.       Subordination and Attornment                          10
13.       Certificates                                          10
14.       Inspection of and Access to the Leased Premises       10
15.       Delay                                                 10
16.       Waiver                                                11
17.       Sale, Demolition and Renovation                       11
18.       Public Taking                                         11
19.       Registration of Lease                                 11
20.       Lease Entire Agreement                                12
21.       Notices                                               12
22.       Interpretation                                        12
23.       Extent of Lease Obligations                           12
24.       Use and Occupancy Prior to Term                       12
25.       Schedules                                             12

DEFINITIONS OF PRINCIPAL TERMS      PARAGRAPH                  PAGE
Additional Rent                     3(b)                         2
Additional Services                 4(a)                        D-2
Basic Rent                          3(a)                         2
Building                            1                            1
Debts, Liabilities & Obligations    4                            3
Fiscal Period                       3(c)                         2
Insured Damage                      9(e)                         8
Landlord                                                        1,10
Landlord's Taxes                    2(a)                        C-1
Leased Premises                     1                            1
Leasehold Improvements              1                           F-1
Landlord's Work                     5(b)                        F-2
Operating Costs                     5                           D-2
Property                            1                            1
Public Taking                       18                          11
Rent                                3(d)                         3
Taxes                               2(b)                        C-1
Tenant                                                           1
Tenant's Proportionate Share        2(d)                        C-2
Tenant's Proportionate Share        7                           D-3
Tenant's Taxes                      2(c)                        C-1
Term                                2(a)                         1

                                     (ii)

THIS AGREEMENT made this 21st day of May 1997.
                         ----        ---

BETWEEN:

          THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.), a company domiciled in the State of Michigan and having an office at 200 Bloor Street East, Toronto, Ontario M4W 1E5, and having a local office at 865 South Figueroa Street, Suite 2300 in the City of Los Angeles, California

          (hereinafter called the "Landlord")

                                                            OF THE FIRST PART,

          --- and ---

          LIVEWORLD PRODUCTIONS, INC., A CALIFORNIA CORPORATION

          having an office at 307 Orchard City Drive, Suite 304 in the City of Campbell, California

          (hereinafter called the "Tenant")

                                                            OF THE SECOND PART,

     In consideration of the rents, covenants and agreements hereinafter contained, the Landlord and Tenant hereby agree as follows:

                              1.  LEASED PREMISES

LEASED PREMISES    The Landlord does demise and lease to the Tenant the premises
                   (the "Leased Premises") located in a building (the
                   "Building") having a municipal address of 307 Orchard City
                   Drive in the City of Campbell and known as

                   Suite 300, Suite 304, and Suite 350 (the Leased Premises, the
                   -----------------------------------
                   Building, together with the lands described in Schedule "A" attached hereto and present and future improvements, additions and changes thereto being herein called the "Property"), the Leased Premises consisting of approximately ten thousand one hundred three square feet (10,103 rentable
                                                               ------
                   square feet) on the third (3rd) floor(s) as outlined in red on the plan or plans marked Schedule(s) "B" attached hereto, excluding the exterior surfaces of the exterior walls of the Leased Premises.

                                   2.  TERM

TERM (a) TO HAVE AND TO HOLD the Leased Premises for and during the term of five (5) years and zero (0) days/months (the "Term") to be computed from the 1st day of January, 1998, and to be fully complete and ended on the 31st day of December, 2002, unless otherwise terminated. See Schedule F, Paragraphs
                                                      --------------------------
                   6, 7 and 8.
                   ----------

DELAY IN OCCUPANCY (b)  If the Leased Premises or any part thereof are not ready for occupancy on the date of commencement of the Term, no part of the "Rent" (as hereinafter defined) or only a proportionate part thereof, in the event that the Tenant shall occupy a part of the Leased Premises, shall be payable for the period prior to the date when the entire Leased Premises are ready for occupancy and the full Rent shall accrue only after such last mentioned date. The Tenant agrees to accept any such abatement of Rent in full settlement of all claims which the Tenant might otherwise have by reason of the Leased Premises not being ready for occupancy on the date of commencement of the Term, provided that when the Landlord has completed construction of such part of the Leased Premises as it is obliged hereunder to construct, the Tenant shall not be entitled to any abatement of Rent for any delay in occupancy due to the Tenant's failure or delay to provide plans or to complete any special installations or other work required for its purposes or due to any other reason, nor shall the Tenant be entitled to any abatement of Rent for any delay in occupancy if the Landlord has been unable to complete construction of the Leased Premises by reason of such failure or delay by the Tenant. A certificate of the Landlord as to the date the Leased Premises were ready for occupancy and such construction as the Landlord is obliged to complete is substantially completed, or as to the date upon which the same would have been ready for occupancy and completed respectively but for the failure or delay of the Tenant, shall be conclusive and binding on the Tenant and Rent in full shall accrue and become payable from the date set out in the said certificate. Notwithstanding any delay in occupancy, the expiry date of this Lease shall remain unchanged.

OVER-HOLDING     (c)  If at the expiration of the Term or sooner termination hereof, the Tenant shall remain in possession without any
                 further written agreement or in circumstances where a tenancy would thereby be created by implication of law or otherwise, a tenancy from year to year shall not be created by implication of law or otherwise, but the Tenant shall be deemed to be a monthly tenant only, at one hundred fifty percent (150%) "Basic
                                         ---------------------------------------
                 Rent" (as hereinafter defined) payable monthly in advance plus
                 -----
                 "Additional Rent" (as hereinafter defined) and otherwise upon and subject to the same terms and conditions as herein contained, excepting provisions for renewal (if any) and leasehold improvement allowance (if any), contained herein, and nothing, including the acceptance of any Rent by the Landlord, for periods other than monthly periods, shall extend this Lease to the contrary except an agreement in writing between the Landlord and the Tenant and the Tenant hereby authorizes the Landlord to apply any moneys received from the Tenant in payment of such monthly Rent.

                                   3.  RENT

BASIC RENT       (a)  The Tenant shall without deduction or right of offset pay to the Landlord yearly and every year during the Term as rental
                 (herein called "Basic Rent"), the sum of Two Hundred Four
                 Thousand Three Hundred Eighty Four and 00/100 Dollars
                 ($204,384.00) of lawful money of the jurisdiction in which the Leased Premises are located, in equal monthly installments of Seventeen Thousand Thirty-Two and 00/100 Dollars ($17,032.00) each in advance on the first day of each month during the Term, the first payment to be made on the first day of January, 1998.
                 See Schedules K, K-1, K-2, K-3.

ADDITIONAL RENT  (b)  The Tenant shall, without deduction or right of offset pay to the Landlord yearly and every year during the Term as additional rental (herein called "Additional Rent")

                      (i) the amounts of any Taxes payable by the Tenant to the Landlord pursuant to the provisions of Schedule "C" attached hereto; and

                      (ii) the amounts required to be paid to the Landlord
                           pursuant to the provisions of Schedule "D" attached hereto.

PAYMENT          (c)  Additional Rent shall be paid and adjusted with reference
ADDITIONAL RENT  to a fiscal period of twelve (12) calendar months ("Fiscal
                 Period"), which shall be a calendar year unless the Landlord shall from time to time have selected a Fiscal Period which is not a calendar year by written notice to the Tenant.

                      The Landlord shall advise the Tenant in writing of its estimate of the Additional Rent to be payable by the Tenant during the Fiscal Period (or broken portion of the Fiscal Period, as the case may be, if applicable at the commencement or end of the Term or because of a change in Fiscal Period) which commenced upon the commencement date of the Term and for each succeeding Fiscal Period or broken portion thereof which commences during the Term. Such estimate shall in every case be a reasonable estimate and, if requested by the Tenant, shall be accompanied by reasonable particulars of the manner in which it was calculated. The Additional Rent payable by the Tenant shall be paid in equal monthly installments in advance at the same time as payment of Basic Rent is due hereunder based on the Landlord's estimate as aforesaid. From time to time, the Landlord may re-estimate, on a reasonable basis, the amount of Additional Rent for any Fiscal Period or broken portion thereof, in which case the Landlord shall advise the Tenant in writing of such re-estimate and fix new equal monthly installments for the remaining balance of such Fiscal Period or broken portion thereof. After the end of each such Fiscal Period or broken portion thereof the Landlord shall submit to the Tenant a statement of the actual Additional Rent payable in respect of such Fiscal Period or broken portion thereof and a calculation of the amounts by which the Additional Rent payable by the Tenant exceeds or is less than (as the case may be) the aggregate installments paid by the Tenant on account of Additional Rent for such Fiscal Period.

                         Within thirty (30) days after the submission of such
                      statement either the Tenant shall pay to the Landlord any amount by which the amount found payable by the Tenant with respect to such Fiscal Period or broken portion thereof exceeds the aggregate of the monthly payments made by it on account thereof during such Fiscal Period or broken portion thereof, or the Landlord shall pay to the Tenant any amount by which the amount found payable as aforesaid is less than the aggregate of such monthly payments.

ACCRUAL OF RENT  (d)  Basic Rent and Additional Rent (herein collectively called
                      "Rent") shall be considered as accruing from day to day, and Rent for an irregular period of less than one year or less than one calendar month shall be apportioned and adjusted by the Landlord for the Fiscal Periods of the Landlord in which the tenancy created hereby commences and expires. Where the calculation of

                  Additional Rent for a period cannot be made until after the termination of this Lease, the obligation of the Tenant to pay Additional Rent shall survive the termination hereof and Additional Rent for such period shall be payable by the Tenant upon demand by the Landlord. If the Term commences or expires on any day other than the first or the last day of a month, Rent for such fraction of a month shall be apportioned and adjusted as aforesaid and paid by the Tenant on the commencement date of the Term.

RECOVERY OF RENT  (e)  Rent and any other amounts required to be paid by the
                  Tenant to the Landlord under this Lease shall be deemed to be and be treated as rent and payable and recoverable as rent, and the Landlord shall have all rights against the Tenant for default in any payment of rent and other amounts as in the case of arrears in rent.

LIMITATIONS       (f)  The information set out in statements, documents or other writings setting out the amount of Additional Rent submitted to the Tenant under or pursuant to this Lease shall be binding on the Tenant and deemed to be accepted by it and shall not be subject to amendment for any reason unless the Tenant gives written notice to the Landlord within sixty (60) days of the Landlord's submission of such statement, document, or writing identifying the statement, document, or writing and setting out in reasonable detail the reason why such statement, document or writing should not be binding on the Tenant.

                             4.  SECURITY DEPOSIT

SECURITY DEPOSIT  The Tenant shall pay to the Landlord on execution of this
                  Lease by the Tenant the sum of Nineteen Thousand Fifty-Two and 00/100 Dollars ($19,052.00) as a deposit to the Landlord to stand as security for the payment by the Tenant of any and all present and future debts and liabilities of the Tenant to the Landlord and for the performance by the Tenant of all of its obligations arising under or in connection with this Lease (the "Debts, Liabilities and Obligations"). The Landlord shall not be required to keep the deposit separate from its general funds. In the event of the Landlord disposing of its interest in this Lease, the Landlord shall credit the deposit to its successor and thereupon shall have no liability to the Tenant to repay the security deposit to the Tenant. Subject to the foregoing and to the Tenant not being in default under this Lease, the Landlord shall repay the security deposit to the Tenant without interest at the end of the Term or sooner termination of the Lease provided that all Debts, Liabilities and Obligations of the Tenant to the Landlord are paid and performed in full, failing which the Landlord may on notice to the Tenant elect to retain the security deposit and to apply it in reduction of the Debts, Liabilities and Obligations and the Tenant shall remain fully liable to the Landlord for payment and performance of the remaining Debts, Liabilities and Obligations.

                             5.  GENERAL COVENANTS

LANDLORD'S        (a)  The Landlord covenants with the Tenant:
CONVENANT
                       (i)   for quiet enjoyment; and
                       (ii)  to observe and perform all the covenants and
                             obligations of the Landlord herein.

TENANT'S          (a)  The Tenant covenants with the Landlord:
CONVENANT

                       (i)   to pay Rent; and
                       (ii) to observe and perform all the covenants and obligations of the Tenant herein.

                             6.  USE AND OCCUPANCY

USE               The Tenant covenants with the Landlord:

                  (a) not to use the Leased Premises for any purpose other than an office for the conduct of the Tenant's business which is general office use and activities compatible with other
                                     ------------------------------------
                  tenants within the Building.
                  ---------------------------

WASTE, NULSANCE,  (b)  not to commit, or permit, any waste, injury or damage to
ETC. the Property including the Leasehold Improvements and any trade fixtures therein, any loading of the floors thereof in excess of the maximum degree of loading as determined by the Landlord acting reasonably, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Property or to the Landlord;

INSURANCE RISKS   (c)  not to do, omit or permit to be done or omitted to be done upon the Property anything which would cause to be increased the Landlord's cost of insurance or the costs of insurance of another tenant of the Property against perils as to which the Landlord or such other tenant has insured or which shall cause any policy of insurance on the Property to be subject to cancellation;

COMPLIANCE WITH   (d)  to comply at its own expense with all governmental laws, regulations and requirements

                     LAW pertaining to the occupation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by or on behalf of the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein; provided
                                                                      --------
                     however, Landlord shall construct and pay for, as part of
                     ---------------------------------------------------------
                     the Operating Costs, the improvements, repairs or changes
                     ---------------------------------------------------------
                     in order to comply with any governmental laws, regulations
                     ----------------------------------------------------------
                     or requirements of general applicability regarding the
                     ------------------------------------------------------
                     improvements in the Leased Premises unless such compliance
                     ----------------------------------------------------------
                     is necessitated by reason of the particular nature of
                     -----------------------------------------------------
                     Tenant's use or occupancy of the Leased Premises (in which
                     ----------------------------------------------------------
                     event. Tenant will pay these costs directly and not as part
                     -----------------------------------------------------------
                     of the Operating Costs).
                     ----------------------

ENVIRONMENTAL        (e)  (i)  to conduct and maintain its business and
COMPLIANCE           operations at the Leased Premises so as to comply in all
                     respects with common law and with all present and future applicable federal, provincial state, local, municipal, governmental or quasi-governmental laws, by-laws, rules, regulations, licenses, orders, guidelines, directives, permits, decisions or requirements concerning occupational or public health and safety or the environment and any order, injunction, judgment, declaration, notice or demand issued thereunder, ("Environmental Laws").

                          (ii) not to permit or suffer any substance which is
                     hazardous or is prohibited, restricted, regulated or controlled under any Environmental Law to be present at, on or in the Leased Premises, unless it has received the prior written consent of the Landlord which consent may be arbitrarily withheld.

RULES AND            (f)  to observe and perform, and to cause its employees,
REGULATIONS          invitees and others over whom the Tenant can reasonably be expected to exercise control to observe and perform, the Rules and Regulations contained in Schedule "E" hereto, and such further and other reasonable rules and regulations and amendments and additions therein as may hereafter be made by the Landlord and notified in writing to the Tenant, except that no change or addition may be made that is inconsistent with this Lease unless as may be required by governmental regulation or unless the Tenant consents thereto. The imposition of such Rules and Regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement or otherwise.

                        7.  ASSIGNMENT AND SUB-LETTING

NO ASSIGN-MENT AND   (a)  The Tenant covenants that it will not assign this
SUB-LEITING          Lease or sub-let the Leased Premises in whole or in part
                     without the prior written consent of the Landlord, which
                     consent the Landlord covenants not to withhold unreasonably
                     (i) as to any assignee or sub-lessee who is in a reasonably
                                                                      ----------
                     satisfactory financial condition in relation to the
                                                      ------------------
                     obligations and liabilities to be assumed under this Lease,
                     ----------------------------------------------------------
                     agrees to use the Leased Premises for those purposes
                     permitted hereunder, and is otherwise reasonably
                     satisfactory to the Landlord, and (ii) as to any portion of the Leased Premises which, in the Landlord's sole judgment, is a proper and rational division of the Leased Premises,
                     subject to the Landlord's right of termination arising
                     under this paragraph. Without limitation, the Tenant shall for the purpose of this paragraph be considered to assign
                     or sub-let in any case where it permits the Leased Premises or any portion thereof to be, or the Leased Premises or any portion thereof are, occupied by persons other than the
                     Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to assignment,
                     sub-letting, license or other right, or where any of the
                     foregoing occurs by operation of law. Notwithstanding
                                                           ---------------
                     anything to the contrary set forth in this Lease, Tenant
                     --------------------------------------------------------
                     may assign this Lease at any time or sublease all or any
                     --------------------------------------------------------
                     part of the Leased Premises, upon prior written notice to
                     ---------------------------------------------------------
                     Landlord but without receipt of Landlord's consent, to any
                     ----------------------------------------------------------
                     entity which acquires not less than fifty-one percent (51%)
                     -----------------------------------------------------------
                     of Tenant's assets or stock, or is merged or consolidated
                     ---------------------------------------------------------
                     with Tenant, or which controls, is controlled by or is
                     ------------------------------------------------------
                     under common control with, Tenant (collectively, an
                     ---------------------------------------------------
                     "Affiliate"), so long as (A) such transaction was not
                     -----------------------------------------------------
                     entered into as a subterfuge to avoid the obligations and
                     ---------------------------------------------------------
                     restrictions of this Lease, (B) at least ten (10) days
                     ------------------------------------------------------
                     prior to the effective date of the transaction, Tenant
                     ------------------------------------------------------
                     notifies Landlord of such transaction and supplies Landlord
                     -----------------------------------------------------------
                     with any documents or information reasonably requested by
                     ---------------------------------------------------------
                     Landlord regarding such transaction or such Affiliate, (C)
                     ----------------------------------------------------------
                     in the case of an assignment such Affiliate conclusively
                     --------------------------------------------------------
                     agrees, in writing delivered to Landlord prior to the
                     -----------------------------------------------------
                     effective date of the transaction, to assume all of
                     ---------------------------------------------------
                     Tenant's obligations under this Lease, and (D) the net
                     ------------------------------------------------------
                     worth of such Affiliate, as of the effective date of the
                     --------------------------------------------------------
                     assignment or sublease, is at least equal to the net worth
                     ----------------------------------------------------------
                     of Tenant as of the date of this Lease. Any such assignment
                     -----------------------------------------------------------
                     or subletting to an Affiliate pursuant to this Paragraph 7
                     ----------------------------------------------------------
                     shall neither release nor relieve Tenant from any of
                     ----------------------------------------------------
                     Tenant's obligations under this Lease.
                     -------------------------------------

ASSIGNMENT OR        (b)  The Tenant shall not assign this Lease or sub-let the
SUB-LETTING          whole or any part of the Leased Premises unless:
PROCEDURES

                          (i) it shall have received or procured a bone fide written offer to take an assignment or sublease which is not inconsistent with the Lease, and the acceptance of which would not breach any provision of this Lease if this paragraph is complied with and which the Tenant has determined to accept subject to this paragraph being complied with, and

                      (ii) it shall have first requested and obtained the consent in writing of the Landlord thereto.

                 Any request for consent shall be in writing and accompanied by a copy of the offer certified by the Tenant to be true and complete, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, financial standing and business of the proposed assignee or sub-tenant. Notwithstanding the provisions of sub-paragraph (a), within ten
                 (10) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant, if the request is to assign this Lease or sub-let the whole of the Leased Premises, to cancel and terminate this Lease, or if the request is to sub-let a part of the Leased Premises only, to cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be the proposed effective
                                                          ------------------
                 date or commencement date of the assignment or sublease. In
                 -------------------------------------------------------
                 such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Basic Rent and Additional Rent shall be apportioned and paid to the date of surrender and, if a part only of the Leased Premises is surrendered, Basic Rent and Additional Rent shall after the date of surrender abate proportionately. If such consent shall be given the Tenant shall assign or sub-let, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise.

ASSUMPTION OF    (c)  No assignment or sub-letting of this Lease shall be
OBLIGATIONS      effective unless THE ASSIGNEE OR SUB-LESSEE SHALL EXECUTE AN
                 ASSUMPTION AGREEMENT ON THE Landlord's form, assuming all the obligations of the Tenant hereunder with respect to the terms
                                                     -------------------------
                 of any such sublease or assignment, and shall pay to the
                 ----------------------------------
                 Landlord its reasonable fee for processing the assignment or sub-letting.

TENANT'S         (d)  The Tenant agrees that any consent to an assignment or
CONTINUING       sub-letting of this Lease or Leased Premises, shall not thereby
OBLIGATIONS      release the Tenant of its obligations hereunder.

                              8.  REPAIR & DAMAGE

LANDLORD'S       (a)  The Landlord covenants with the Tenant to keep in a good
REPAIRS TO       and reasonable state of repair and decoration:
BUILDING &
PROPERTY

                      (i) those portions of the Property consisting of the entrance, lobbies, stairways, corridors, landscaped areas, parking areas, and other facilities from time to time provided for use in common by the Tenant and other tenants of the Building or Property, and the exterior portions (including foundations and roofs) of all buildings and structures from time to time forming part of the Property and affecting its general appearance;

                      (ii) the Building (other than the Leased Premises and premises of other tenants) including the systems for interior climate control, the elevators and escalators (if any), entrances, lobbies, stairways, corridors and washrooms from time to time provided for use in common by the Tenant and other tenants of the Building or Property and the systems whether or
                                                                     ----------
                            not located within the Leased Premises provided for
                            -----------------------------
                            use in common by the Tenant and other tenants of the Building or Property and the systems provided for bringing utilities to the Leased Premises.

LANDLORD'S       (b)  The Landlord covenants with the Tenant to repair, maintain
                                                                        --------
REPAIRS TO THE   and replace, when necessary, so far as reasonably feasible,
LEASED PREMISES  ---------------------------
                 and as expeditiously as reasonably feasible, defects in
                 standard demising walls or in structural elements, exterior walls of the Building, suspended ceiling, electrical, non-
                                                                       ----
                 Leasehold Improvement plumbing and mechanical installations
                 ------------------------------
                 standard to the Building installed by the Landlord in the Leased Premises (if and to the extent that such defects are sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease) and "Insured Damage" (as herein defined). The Landlord shall in no event be required to make repairs to Leasehold Improvements made by the Tenant, or by the Landlord on behalf of the Tenant or another tenant or to make repairs to wear and tear within the Leased Premises.

TENANT'S REPAIRS (c)  The Tenant covenants with the Landlord to repair, maintain and keep at the Tenant's own cost, except insofar as the obligation to repair rests upon the Landlord pursuant to this paragraph, the Leased Premises, including Leasehold Improvements in good and substantial repair, reasonable wear and tear excepted, provided that this obligation shall not extend to structural elements or to exterior glass or to repairs which the Landlord would be required to make under this paragraph but for the exclusion therefrom of defects not sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease. The Landlord may enter the Leased Premises with reasonable notice
                                               -------------------------------
                 (subject to Tenant's reasonable security precautions and right
                 ---------------------------------------------------------------
                 to
                 --
                      accompany Landlord at all times) (except in the case of an
                      ----------------------------------------------------------
                      emergency) and view the condition thereof and the Tenant
                      ----------
                      covenants with the Landlord to repair, maintain and keep the Leased Premises in good and substantial repair according to notice in writing, reasonable wear and tear excepted. If the Tenant shall fail to repair as aforesaid after reasonable notice to do so, the Landlord may effect the repairs and the Tenant shall pay the reasonable cost thereof to the Landlord on demand. The Tenant covenants with the Landlord that the Tenant will at the expiration of the Term or sooner termination thereof peaceably surrender the Leased Premises and appurtenances in good and substantial repair and condition, reasonable wear and tear excepted.

INDEMNIFICATION       (d)  If any part of the Property becomes out of repair,
                      damaged or destroyed through the negligence of, or misuse by, the Tenant or its employees, agents, invitees or others under its control, the Tenant shall pay the Landlord on demand the expense of repairs or replacements, including the Landlord's reasonable administration charge thereof, necessitated by such negligence or misuse.

DAMAGE AND            (e)  It is agreed between the Landlord and the Tenant
DESTRUCTION           that:

                           (i) In the event of damage to the Property or to any part thereof, if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten (10) days, then

                                 (1) unless the damage was caused by the fault or negligence of the Tenant or its employees, agents, invitees or others under its control, from the date of occurrence of the damage and until the Leased Premises are again reasonably capable for use and occupancy as aforesaid, the Rent payable pursuant to this Lease shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

                                 (2)  unless this Lease is terminated as
                                      hereinafter provided, the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sub-paragraphs (a), (b) and
                                      (c) of this paragraph) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of Rent to which the Tenant would otherwise be entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence; and

                           (ii) if the Leased Premises are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord given in writing within thirty
                      (30) days of the occurrence the damage cannot reasonably be repaired within one hundred and eighty (180) days after the occurrence thereof, then the Lease shall terminate, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a), (b) and
                      (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition and Rent shall be apportioned and paid to the date of the occurrence; and

                           (iii) if premises whether of the Tenant or other
                      tenants of the Property comprising in the aggregate half or more of the total number of square feet or rentable office area in the Property or half or more of the total number of square feet of rentable office area in the Building (as determined by the Landlord) or portions of the Property which affect access or services essential thereto, are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord the damage cannot reasonably be repaired within one hundred and eighty (180) days after the occurrence thereof, then the Landlord may, by written notice to the Tenant given within thirty (30) days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a) (b) and (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within sixty (60) days after delivery of such notice of termination, and Rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under subparagraph (e)(i) of this paragraph).

                          9.  INSURANCE AND LIABILITY

LANDLORD'S INSURANCE  (a)  The Landlord shall take out and keep in force during the Term insurance with respect to the Property except for the "Leasehold Improvements" (as hereinafter defined) in the Leased Premises. The insurance to be maintained by the Landlord shall be in respect of perils and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonable prudent owners of properties similar to the Property, all as from time to time determined at reasonable intervals by insurance advisors selected by the Landlord, and whose opinion shall be conclusive. Unless and until the insurance advisors shall state that any such perils are not customarily insured against by owners of properties similar to the Property, the perils to be insured against by the Landlord shall include, without limitation, public liability, boilers and machinery, fire and extended perils and may include at the option of the Landlord losses suffered by the Landlord in its capacity as Landlord through business interruption. Notwithstanding
                                                          ---------------
               anything to the contrary set forth this Lease, and without
               ----------------------------------------------------------
               affecting any other rights or remedies of the parties hereto
               ------------------------------------------------------------
               (except as expressly provided herein). Landlord and Tenant each
               ---------------------------------------------------------------
               hereby release and relieve the other, and waive their entire
               ------------------------------------------------------------
               right to recover damages against the other, for loss of or damage
               -----------------------------------------------------------------
               to their respective property arising out of or incident to the
               --------------------------------------------------------------
               perils required to be insured against under this Paragraph 9 and
               ----------------------------------------------------------------
               / or in this Lease. The effect of such releases and waivers is
               --------------------------------------------------------------
               not limited by the amount of insurance carried or required, or by
               -----------------------------------------------------------------
               any deductible applicable hereto. Landlord and Tenant hereby
               ------------------------------------------------------------
               agree to have their respective insurance carriers waive any right
               -----------------------------------------------------------------
               to subrogation that such carriers may have against either
               ---------------------------------------------------------
               Landlord or Tenant, as the case may be, so long as any insurance
               ----------------------------------------------------------------
               is not invalidated thereby.
               --------------------------


TENANT'S       (b)  The Tenant shall take out and keep in force during the Term:
INSURANCE
                    (i)   comprehensive general public liability insurance all
                          on an occurrence basis with respect to the business carried on in or from the Leased Premises and the Tenant's use and occupancy of the Leased Premises and of any other part of the Property, with coverage not
                                                                           ---
                          less than Two Million Dollars ($2,000,000) for any one
                          ------------------------------------------------------
                          occurrence or claim, and which insurance shall include
                          -------------------
                          the Landlord as a named additionally insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured;

                    (ii) insurance in respect of fire and such other perils as are from time to time in the usual extended coverage endorsement covering the Leasehold Improvements, trade fixtures, and the furniture and equipment in the Leased Premises for not less than 80% of the full replacement cost thereof, and which insurance covering
                                                                        --------
                          the Leasehold Improvements only, shall include the
                          -------------------------------
                          Landlord as named additionally insured as the Landlord's interest may appear; and

                    (iii) insurance against such other perils and in such
                          amounts as the Landlord may from time to time reasonably require upon not less than ninety (90) days' written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Property (excluding any requirement that Tenant
                                       --------------------------------------
                          obtain earthquake and / or flood endorsement or
                          -----------------------------------------------
                          insurance).
                          ----------

               All insurance required to be maintained by the Tenant shall be on terms and with insurers reasonably satisfactory to the Landlord.
                                       ----------
               Each policy shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over to which the insurer might otherwise be entitled against the Landlord or the agents or employees of the Landlord, and shall also contain an undertaking by the insurer that no material change adverse to the Landlord or the Tenant will be made, and the policy will not lapse or be canceled, except after not less than thirty (30) days' written notice to the Landlord of the intended change, lapse or cancellation. The Tenant shall furnish to the Landlord, if and whenever requested by it, certificates or other evidences acceptable to the Landlord as to the insurance from time to time effected by the Tenant and its renewal or continuation in force, together with evidence as to the method of determination of full replacement cost of the Tenant's Leasehold Improvements, trade fixtures, furniture and equipment, and if the Landlord reasonably concludes that the full replacement cost has been underestimated, the Tenant shall forthwith arrange for any consequent increase in coverage required under sub-paragraph (b). If the Tenant shall fail to take out, renew and keep in force such insurance, or if the evidences submitted to the Landlord are unacceptable to the Landlord (or no such evidences are submitted within a reasonable period after request therefor by the Landlord), then the Landlord may give to the Tenant written notice requiring compliance with this sub-paragraph and specifying the respects in which the Tenant is not then in compliance with this sub-paragraph. If the Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this sub-paragraph, the Landlord may (but shall not be obligated to) obtain some or all of the additional coverage or other insurance which the Tenant shall have failed to obtain, without prejudice to any other rights of the Landlord under this Lease or otherwise, and the Tenant shall pay all premiums and other reasonable expenses incurred by the Landlord to the Landlord on demand.

LIMITATION OF            (c)  The Tenant agrees that the Landlord shall not be
LANDLORD'S LIABILITY     liable for any bodily injury or death of, or loss or
                         damage to any property belonging to, the Tenant or its
                         employees, invitees or licensees or any other person
                         in, on or about the Property unless resulting from the
                         willful misconduct or negligence of the Landlord or its
                         own employees or agents. In no event shall the Landlord
                             -------------------
                         be liable for any damage which is caused by steam,
                         water, rain or snow or other thing which may leak into,
                         issue or flow from any part of the Property or from the
                         pipes or plumbing works, including the sprinkler system
                         (if any) therein or from any other place or for any
                         damage caused by or attributable to the condition or
                         arrangement of any electric or other wiring or of
                         sprinkler heads (if any) or for any damage caused by
                         anything done or omitted by any other tenant except to
                                                                      ---------
                         the extent caused by the negligence or willful
                         ----------------------------------------------
                         misconduct of Landlord or its employees or agents.
                         -------------------------------------------------

INDEMNITY OF LANDLORD    (d)  Except with respect to claims or liabilities in
                              respect of any damage which is Insured Damage to
                              the extent of the cost of repairing such Insured
                              Damage, or claims arising from the negligence or
                                      ----------------------------------------
                              willful misconduct of Landlord or its employees or
                              --------------------------------------------------
                              agents, the Tenant agrees to indemnify, defend
                              ------                                  ------
                              (with counsel reasonably acceptable to Landlord)
                              -----------------------------------------------
                              and save harmless the Landlord and the Project in
                                                             ------------------
                              respect of:
                              ----------

                              (i) all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work or any act or omission of the Tenant or any assignee, sub-tenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto (including, without limitation,
                                             ------------------------------
                                     reasonable lawyers' fees and costs, and
                                     ---------------------------------------
                                     court costs); and
                                     -----------------

                              (ii)   any loss, cost, (including, without
                                     limitation, reasonable lawyers' fees and
                                                 ----------               ---
                                     costs, and court costs), expense or damage
                                     ----------------------
                                     suffered by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

DEFINITION OF            (e)  For purposes of this Lease, "Insured Damage" means
"INSURED DAMAGE"         that part of any damage occurring to the Property of
                         which the entire cost of repair (or the entire cost of repair other than deductible amount properly collectable by the Landlord as part of the Additional
                         Rent) is actually recovered by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant to sub-paragraph (a)
                         Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applies shall be considered to constitute Insured Damage only if the Landlord successfully recovers from the third party.

          10.  EVENTS OF DEFAULT AND REMEDIES

EVENTS OF DEFAULT        (a)  In the event of the happening of any one of the
AND REMEDIES             following events:

                              (i) the Tenant shall have failed to pay an installment of Basic Rent or of Additional Rent or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than ten
                                     (10) days after the date that Tenant shall
                                                              -----------------
                                     have received notice that such installment
                                     -------------------------
                                     or amount was due;

                              (ii) there shall be a default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Basic Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen (15) days after written notice by
                                     ------------
                                     the Landlord to the Tenant specifying the
                                     default and requiring that it discontinue
                                                                   -----------
                                     or such longer time as may reasonably be
                                     ----------------------------------------
                                     required to cure the default so long as
                                     ---------------------------------------
                                     Tenant commences to cure such failure
                                     -------------------------------------
                                     within such fifteen (15) day period and
                                     ---------------------------------------
                                     Tenant uses Tenant's best efforts to
                                     ------------------------------------
                                     diligently prosecute such cure to
                                     ---------------------------------
                                     completion;
                                     ----------
                              (iii)  if any policy of insurance upon the
                                     Property or any part thereof from time to time effected by the Landlord shall be canceled or about to be canceled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance,

                              (iv) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or sub-tenants or for any purpose other than that for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease,

                    (v) the Leased Premises shall be abandoned, or remain unoccupied without the prior written consent of the Landlord for fifteen (15) consecutive days or more while capable of being occupied, and Tenant has not
                                                            ------------------
                           paid rent.
                           ---------

                    (vi) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment, or

                    (vii) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, if a corporation, shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant, the Landlord shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise:

                    (A) to remedy or attempt to remedy any default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord on demand;

                    (B) with respect to unpaid overdue Rent, to the payment by the Tenant of the Rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to the lesser of three percent (3%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located;

                    (C) to terminate this Lease forthwith. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant:

                           (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                           (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (iii) the worth at the time of award of the amount by
                                 which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                           (iv) any other amount necessary to compensate Landlord for all the detriment approximately caused by Tenant's failure to perform the Tenant obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. As used in sub-paragraphs 10(C)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in sub-paragraph 10(C)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                           (D)   if Landlord terminates this Lease. to enter the
                                 ---------------------------------
                                 Leased Premises to take possession of any furniture or other property thereon and upon giving ten (10) days' written notice to the Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof upon account of the Rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.

                              (E) to maintain Tenant's rights to possession and continue said Lease in full force and effect, whether or not Tenant shall have abandoned the Leased Premises. In such event, Landlord shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due under the terms of the Lease.

                         (b) The Tenant shall pay to the Landlord on demand all reasonable costs and expenses, including reasonable lawyers' fees and costs incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease.

                             ADDITIONAL PROVISIONS

RELOCATION OF LEASED PREMISES

SUBORDINATION       12.  This Lease and all rights of the Tenant hereunder are
AND ALLOTMENT       subject and subordinate to all underlying leases and
                    charges, or mortgages now or hereafter existing (including charges, and mortgages by way of debenture, note, bond,
                    deeds of trust and mortgage and all instruments supplemental thereto) which may now or hereafter affect the Property or any part thereof and to all renewals, modifications,
                    consolidations, replacements and extensions thereof provided the lessor, chargee, mortgagee or trustee agrees in writing
                                                                     ----------
                    to accept this Lease if not in default; and in recognition of the foregoing the Tenant agrees that it will, whenever requested, attorn to such lessor, chargee, mortgagee as a tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by the holder of any such lease, charge, or mortgage an instrument of subordination or attornment in a commercially reasonable form, as the case may be, as may be required of it.

CERTIFICATES        13.  The Tenant agrees that it shall promptly whenever
                    requested by the Landlord from time to time execute and deliver to the Landlord, and if required by the Landlord, to any lessor, chargee, or mortgagee (including any trustee) or other person designated by the Landlord, an acknowledgment in writing as to the then status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the Basic Rent and Additional Rent payable hereunder and the State of the accounts between Landlord and the Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request an acknowledgment.

INSPECTION OF AND   14.  The Landlord shall be permitted at any time and from
ACCESS TO THE       time to time, upon reasonable notice and subject to Tenant's
                                  ----------------------------------------------
                    reasonable security LEASED PREMISES precautions and right to
                    ------------------------------------------------------------
                    accompany Landlord at all times (except in the event of an
                    ----------------------------------------------------------
                    emergency), to enter and to have its authorized agents,
                    ---------
                    employees and contractors enter the Leased Premises for the purposes of inspection, window cleaning, maintenance, providing janitor service, making repairs, alterations or improvements to the Leased Premises or the Property, or to have access to utilities and services (including all ducts and access panels (if any), which the Tenant agrees not to obstruct) and the Tenant shall provide free and unhampered access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby. The Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises for the purpose of exhibiting them to prospective tenants. The Landlord in exercising its rights under this paragraph shall do so to the extent reasonably necessary so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises provided that in an emergency the Landlord or persons authorized by it may enter the Leased Premises without regard to minimizing interference.

DELAY 15. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of moneys required to be paid by the Tenant to the Landlord hereunder) by reason of:

                    (a)  strikes or work stoppages;

                    (b)  being unable to obtain any material, service, utility
                         or labor   required to fulfill such obligation;

                    (c) any statute, law or regulation of, or inability to obtain any permission from any government authority having lawful jurisdiction preventing, delaying or restricting such fulfillment;

                    -or-

                    (d)  other unavoidable occurrence,

               the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned; provided that nevertheless the Landlord will use commercially
                                                                ------------
               reasonable efforts to maintain services essential to the use
               ----------
               and enjoyment of the Leased Premises and provided further that if the Landlord shall be prevented, delayed or restricted in the fulfillment of any such obligation hereunder by reason of any of the circumstances set out in sub-paragraph (c) of this paragraph 15 and to fulfill such obligation could not, in the reasonable opinion of the Landlord, be completed without substantial additions to or renovations of the Property, the Landlord may on sixty (60) days' written notice to the Tenant terminate this Lease.

WAIVER 16. If either the Landlord or the Tenant shall overlook, excuse, condone or suffer any default, breach, non-observance, improper compliance or non-compliance by the other of any obligation hereunder, this shall not operate as a waiver of such obligation in respect of any continuing or subsequent default, breach, or non-observance, and no such waiver shall be implied but shall only be effective if expressed in writing.

SALE,          17.  (a)  The term "Landlord" as used in this Lease, means
DEMOLITION     only the  owner for the time being of the Property, so that in
AND            the event of any sale or sales or transfer or transfers of the
RENOVATION     Property, or the making of any lease or leases thereof, or the sale or sales or the transfer or transfers or the assignment or assignments of any such lease or leases, previous landlords shall be and hereby are relieved of all covenants and obligations of Landlord hereunder. It shall be deemed and construed without further agreement between the parties, or their successors in interest, or between the parties and the transferee or acquiror, at any such sale, transfer or assignment, or lessee on the making of any such lease, that the transferee, acquiror or lessee has assumed and agreed to carry out any and all of the covenants and obligations of Landlord hereunder to Landlord's exoneration, and Tenant shall thereafter be bound to and shall attorn to such transferee, acquiror or lessee, as the case may be, as Landlord under this Lease;

PUBLIC TAKING  18.  The Landlord and Tenant shall cooperate, each with the other, in respect of any Public Taking of the Leased Premises or any part thereof so that the Tenant may receive the maximum award to which it is entitled in law for relocation costs,trade
                                                                   -----
               fixtures, and business interruption and so that the Landlord may
               --------
               receive the maximum award for all other compensation arising from or relating to such Public Taking (including all compensation for the value of the Tenant's leasehold interest subject to the Public Taking) which shall be the property of the Landlord, and the Tenant's rights to such compensation are hereby assigned to the Landlord. If the whole or any part of the Leased Premises is Publicly Taken, as between the parties hereto, their respective rights and obligations under this Lease shall continue until the day on which the Public Taking authority takes possession thereof. If the whole or any part of the Leased Premises is Publicly Taken, the Landlord shall have the option, to be exercised by written notice to the Tenant, to terminate this Lease and such termination shall be effective on the day the Public Taking authority takes possession of the whole or the portion of the Property Publicly Taken. Rent and all other payments shall be adjusted as of the date of such termination and the Tenant shall, on the date of such Public Taking, vacate the Leased Premises and surrender the same to the Landlord, with the Landlord having the right to reenter and re-possess the Leased Premises discharged of this Lease and to remove all persons therefrom. In this paragraph, the words "Public Taking" shall include expropriation and condemnation and shall include a sale by the Landlord to an authority with powers of expropriation, condemnation or taking, in lieu of or under threat of expropriation or taking and "Publicly Taken" shall have a corresponding meaning.

REGISTRATION   19.  The Tenant agrees with the Landlord not to register
OF LEASE       this Lease in any recording office and not to register notice of this Lease in any form without the prior written consent of the Landlord. If such consent is provided such notice of Lease or caveat shall be in such form as the Landlord shall have approved and upon payment of the Landlord's reasonable fee for same and all applicable transfer or recording taxes or charges. The Tenant shall remove and discharge at Tenant's expense registration of such a notice or caveat at the expiry or earlier termination of the Term, and in the event of Tenant's failure to so remove or discharge such notice or caveat after ten (10) days' written notice by Landlord to Tenant, the Landlord may in the name and on behalf of the Tenant execute a discharge of such a notice or caveat in order to remove and discharge such notice of caveat and for the purpose thereof the Tenant hereby irrevocably constitutes and appoints any officer of the Landlord the true and lawful attorney of the Tenant.

LEASE ENTIRE   20.  The parties acknowledges that there are no
AGREEMENT      covenants, representations, warranties, agreements or conditions express or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and Schedules attached hereto and that this Lease and such Schedules constitute the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by agreement in writing executed by the Landlord and the Tenant.

NOTICES 21. Any notice, advice, document or writing required or contemplated by any provision hereof shall be given in writing and if to the Landlord, either delivered personally to an officer of the Landlord or mailed by prepaid mail addressed to the Landlord at the said local office address of the Landlord shown above, and if to the Tenant, either delivered personally to the Tenant (or to an officer of the Tenant, if a corporation) or mailed by prepaid mail addressed to the Tenant at the Leased Premises, or if an address of the Tenant is shown in the description of the Tenant above, to such address. Every such notice, advice, document or writing shall be deemed to have been given when delivered personally, or if mailed as aforesaid, upon the fifth day after being mailed. The Landlord may from time to time by notice in writing to the Tenant designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address and persons to which such notices are to be mailed and may require that copies of notices be sent to an agent designated by it. The Tenant may, if an address of the Tenant is shown in the description of the Tenant above, from time to time by notice in writing to the Landlord, designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address to which such notices are to be mailed.

INTERPRETATION 22.  In this Agreement "herein", "hereof", "hereby",
               "hereunder", "hereto", "hereinafter" and similar expressions refer to this Lease and not to any particular paragraph, clause or other portion thereof, unless there is something in the subject matter or context inconsistent therewith; and the parties agree that all of the provisions of this Lease are to be construed as covenants and agreements as though words importing such covenants and agreements were used in each separate paragraph hereof, and that should any provision or provisions of this Lease be illegal or not enforceable it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included, and further that the captions appearing for the provisions of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provisions hereof.

EXTENT OF      23.  This Agreement and everything herein contained shall
LEASE          endure to the  benefit of and be binding upon the
OBLIGATIONS    respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be, of each and every of the parties hereto, subject to the granting of consent by the Landlord to any assignment or sublease, and every reference herein to any party hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

USE AND        24. If the Tenant shall for any reason use or occupy the Leased
OCCUPANCY      Premises in any way prior to the commencement of the Term but
PRIOR                                                                    ---
TO TERM        with there being an existing lease between the Landlord and
               ----
               Tenant, and with the Landlord's and Tenant's mutual consent in
                                               ------------------------------
               writing, then during such prior use or occupancy the Tenant shall
               -------
               be a Tenant of the Landlord and shall be subject to the same covenants and agreements in this Lease mutatis mutandis provided,
                                                                       --------
               however, that if Tenant occupies only a portion of the Leased
               -------------------------------------------------------------
               Premises, prior to the Commencement Date, then Tenant will only
               ---------------------------------------------------------------
               be obligated to pay a prorata portion of Rent to Landlord until
               ----------------------------------------------------------------
               the Commencement Date occurs (based, in part, upon the following
               -----------------------------------------------------------------
               monthly Basic Rent: US$3,167.00 per month for Suite 300,
               --------------------------------------------------------
               US$2,300.00 per month for Suite 304; and US$11,565.00 per month
               ---------------------------------------------------------------
               for Suite 350.
               -------------

SCHEDULES      25.  The provisions of the following schedules attached hereto shall form part of this lease as if the same were embodied herein:

               Schedule "A"    -  Legal Description of Property
               Schedule "B"    -  Outline of Leased Premises
               Schedule "B-1"  -  Outline of Temporary Space (Suite 108)
               Schedule "B-2"  -  Outline of Temporary Space (Suite 304)
               Schedule "C"    -  Taxes Payable by Landlord and Tenant
               Schedule "D"    -  Services and Costs
               Schedule "E"    -  Rules and Regulations
               Schedule "F"    -  Leasehold Improvements
               Schedule "G"    -  N/A
               Schedule "H"    -  Option to Renew
               Schedule "I"    -  N/A
               Schedule "J"    -  N/A
               Schedule "K"    -  Increase in Basic Rental
               Schedule "K-1"  -  Increase in Basic Rental
               Schedule "K-2"  -  Increase in Basic Rental
               Schedule "K-3"  -  Increase in Basic Rental
               Schedule "N-1"  -  Temporary Space Lease (Suite 108)
               Schedule "N-2"  -  Temporary Space Lease (Suite 304)
               Schedule "O"    -  First Right to Lease

                    IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                      Landlord:

                                      THE MANUFACTURERS LIFE INSURANCE
                                      COMPANY (U.S.A.), a Michigan
                                      Corporation

Checked
   /s/ Signature Illegible           By Signature: /s/ Signature Illegible
Verified Witness as to signing by     Title:
         Landlord
                                      Tenant:

                                      LIVEWORLD PRODUCTIONS, INC.,

                                      a California Corporation

                                      /s/ Peter Friedman

   /s/ Signature Illegible            By Signature Peter Friedman

     Witness as to signing by Tenant  Title: Chief Executive Officer

                                 Schedule "A"

Legal Description - 307 Orchard City Drive

All that certain real property situate in the City of Campbell, County of Santa Clara, State of California, described as follows:

PARCEL ONE:
-----------

ALL OF LOTS 9 and 10, as shown upon that certain Map entitled, "Subdivision of Campbell Tract, at Campbell Station", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on January 3, 1888 in Book "C" of Maps, at page 49, and more particularly described as follows:

BEGINNING at an iron pipe set on the Easterly line of Central Avenue, at the common corner for Lots 8 and 9, as said Lots and Avenue are shown upon that certain Map entitled, "Subdivision of Campbell Tract at Campbell Station", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on January 3, 1888 in Book "C" of Maps, at page 49, and running thence along the dividing line between said Lots 8 and 9, East
127.40 feet to an iron pipe; and running thence North 58 40' West, 149.95 feet to an iron pipe set on the Easterly line of Central Avenue and running thence along the Easterly line of Central Avenue, South 0 28' East 78 feet to the place of beginning.

ALSO EXCEPTING THEREFROM, that portion thereof, as conveyed to the City of Campbell, by deed recorded August 8, 1977 in Book D055 Page 534 of Official Records, more particularly described as follows:

BEGINNING at an angle point in the centerline of Central Avenue, said angle point being 432.70 fee southerly from the centerline of Campbell Avenue;

THENCE, along the centerline of Central Avenue N 0 04' 39" W 89.83 feet;

THENCE, S74 05' 25" E 26.01 feet to the intersection with the westerly line of that certain parcel of land conveyed to Stanley Becker and Marjorie Ruth Becker, his wife, as joint tenants, by that Certain Deed filed for record in Book 8392 of Official Records Page 526 in the Office of the County Recorder in the County of Santa Clara, State of California, said point of intersection being the TRUE POINT OF BEGINNING.

THENCE, S 74 05' 25" E 44.74 feet to the point of tangency with a curve concave to the north having a radius of 325.00 feet;

THENCE, easterly along said curve through a central angle of 16 37' 35" a distance of 94.31 feet to its intersection with the southeasterly line of said Becker parcel of land;

THENCE, along said southeasterly line and its northeasterly prolongation N 31" 51' 44" E 73.53 feet to its intersection with a non-tangent curve concave to the northwest having a radius of 266 feet;

THENCE, westerly along said curve through a central angle of 0 11' 08" 28.72 feet;

THENCE, along the extension of the radial line of said center 3 05' 30" E 9.00 feet;

THENCE, westerly along a curve concave to the north having a radius of 275 feet through a central angle of 19 00' 05" a distance of 92.00 feet;

THENCE, along said line N 74 05' 25" W a distance of 43.99 feet to its point of tangency with a curve concave to the northeast having a radius of 20 feet, and also being tangent to the westerly line of said Becker parcel;

THENCE, westerly and northerly along said curve through a central angle of 74 00' 46" a distance of 25.84 feet to its point of tangency with said westerly line of the Becker parcel;

THENCE, along said westerly line S 0 04' 39" E 67.09 feet to the TRUE POINT OF BEGINNING.

Page 2 (307 Orchard City Drive)

ALSO EXCEPTING THEREFROM, that portion thereof, as conveyed to the City of Campbell by deed recorded February 1, 1979 in Book E 264, page 104 of Official Records, more particularly described as follows:

BEGINNING, at an angle point in the center line of Central Avenue, said angle point being 432.70 feet southerly from the center line of Campbell Avenue; thence along the centerline of Central Avenue North 00 04' 39" West, 89.83 feet; thence South 74 05' 25" East, 26.01 feet to the intersection with the westerly line of that certain parcel of land conveyed to Stanley Becker and Marjorie Ruth Becker, his wife, as Joint Tenants, by that certain deed filed for record in Book 8302 of Official Records, page 526 in the Office of the County Recorder in the County of Santa Clara, State of California, thence North 00 04' 39" West along said westerly line 67.09 feet to the TRUE POINT OF BEGINNING; thence continuing also said westerly line North 00 04' 39" WEst, 71.00 feet, thence North 89 55' 21" East, 12.00 feet; thence South 57 34' 39" East, 46.00 feet; thence South 32 25' 21" West, 15.00 feet, to a tangent curve concave to the Northeast having a radius of 7.00 feet; thence along said tangent curve concave to the Northeast, 6.28 feet, through a central angle of 90; thence South 57 34' 39" East, 7.00 feet; thence South 32 25' 21" West, 53 feet more or less to the northerly right-of-way line described in Book of Official Plan Lines, page 68, filed in the Office of the Recorder of the County of Santa Clara, State of California, on March 29, 1972; thence northwesterly along said right-of-way line to the Point of Beginning.

PARCEL TWO:
-----------

ALL OF LOT 11 as shown upon that certain Map entitled, "Subdivision of Campbell Tract, at Campbell Station", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on January 3, 1888 in Book "C" of Maps, at page 49.

PARCEL THREE:
-------------

PORTION OF LOT 14, as shown upon that certain Map entitled, "Subdivision of Campbell Tract, at Campbell Station", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on January 3, 1888 in Book "C" of Maps, at page 49, and more particularly described as follows:

BEGINNING at the Southwest corner of said Lot 14 and running thence North 127 feet to the line of Thomas' Land; thence at right angles East to the Westerly line of the Right of Way of the Southern Pacific Company Railroad; thence Southwesterly along said line of the Southern Pacific Company Railroad, to the place of beginning.

PARCEL FOUR:
------------

PORTIONS OF LOTS 9 and 10, as shown upon that certain Map entitled, "Subdivision of Campbell Tract, at Campbell Station", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on January 3, 1888 in Book "C" of Maps, at Page 49, more particularly described as follows:

That portion of Lots 9 and 10 lying between the Southwesterly line of Parcel 1 as described in the deed executed by MARJORIE RUTH BECKER, as surviving Joint Tenant to THE FACTORY, LTD., a limited partnership, recorded December 5, 1977 in Book D 319, Page 517 of Official Records and the Northerly line of Orchard City Drive as established by Deed executed by MARJORIE RUTH BECKER, a widow to CITY OF CAMPBELL, recorded August 8, 1977 in Book D 055, Page 534 of Official Records.

ALSO EXCEPTING THEREFROM, that portion thereof, as conveyed to the City of Campbell by Deed recorded February 1, 1979 in Book E 264, Page 104 of Official Records, more particularly described as follows:

Page 3 (307 Orchard City Drive)

BEGINNING at an angle point in the center line of Central Avenue, said angle point being 432.70 feet Southerly from the centerline of Campbell Avenue; thence along the centerline of Central Avenue North 00 04' 39" WEst, 89.83 feet; thence South 74 05' 25" East, 26.01 feet to the intersection with the westerly line of that certain parcel of land conveyed to Stanley Becker and Marjorie Ruth Becker, his wife, as Joint Tenants by that certain Deed filed for record in Book 8302 of Official Records, Page 526 in the office of the County Recorder in the County of Santa Clara, State of California; thence North 00 04 39" West along said Westerly line, 67.09 feet to the TRUE POINT OF BEGINNING; thence continuing along said Westerly line North 00 04' 39" WEst, 71.00 feet; thence North 89 55' 21" East, 12.00 feet' thence South 57 34' 39" East, 48.00 feet' thence South 32 25' 21" WEst, 15.00 feet, to a tangent curve concave to the Northeast having a radius of 7.00 feet; thence along said tangent curve concave to the Northeast,
6.28 feet, through a central angle of 90 ; thence South 57 34' 39" East, 7.00 feet; thence South 32 25' 25" WEst, 53.00 feet; more or less to the Northerly right-of-way line described in Book 7 of Official Plan Lines, Page 68, filed in the office of the Recorder of the County of Santa Clara, State of California, on March 29, 1972; thence Northwesterly along said right-of-way line to the point of beginning.

                                [CHART OMITTED]

                                 SCHEDULE "B-1

                   (Plan of Leased Premises outlined in red)

                                [CHART OMITTED]

                                 SCHEDULE "B-2"

                    OUTLINE OF TEMPORARY SPACE - (SUITE 304)
                    ----------------------------------------

                                [CHART OMITTED]

                                    Page B-2

                                  SCHEDULE "C"

                      TAXES PAYABLE BY LANDLORD AND TENANT

TENANT'S TAXES    1.  (a)  The Tenant covenants to pay all Tenant's Taxes, as and when the same become due and payable. Where any Tenant's Taxes are payable by the Landlord to the relevant taxing authorities, the Tenant covenants to pay the amount thereof to the Landlord.

                      (b) The Tenant covenants to pay the Landlord the Tenant's Proportionate Share of the excess of the amount of the Landlord's Taxes in each Fiscal Period over the Landlord's Taxes in the "Base Year" (as hereinafter defined).

                      (c) The Tenant covenants to pay to the Landlord the Tenant's Proportionate Share of the costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred in good faith by the Landlord in contesting, resisting or appealing any of the Taxes.

LANDLORD'S TAXES      (d)  The Landlord covenants to pay all Landlord's Taxes
                           subject to the payments on account of Landlord's
                           Taxes required to be made by the Tenant elsewhere in this Lease. The Landlord may appeal any official assessment or the amount of any Taxes or other taxes based on such assessment and relating to the Property. In connection with any such appeal, the Landlord may defer payment of any Taxes or other taxes, as the case may be, payable by it to the extent permitted by law, and the Tenant shall co-operate with the Landlord and provide the Landlord with all relevant information reasonably required by the Landlord in connection with any such appeal.

SEPARATE ALLOCATION   (e)  In the event that the Landlord is unable to obtain
                           from the taxing authorities any separate allocation of Landlord's Taxes, Tenant's Taxes or assessment as required by the Landlord to make calculations of Additional Rent under this Lease, such allocation shall be made by the Landlord acting reasonably and shall be conclusive.

INFORMATION           (f)  Whenever requested by the Landlord, the Tenant shall
                           deliver to it receipts for payment of all the Tenant's Taxes and furnish such other information in connection therewith as the Landlord may reasonably require.

TAX ADJUSTMENT        (g)  If the Building has not been taxed as a completed and fully occupied building for any Fiscal Period, the Landlord's Taxes will be determined by the Landlord as if the Building had been taxed as a completed and fully occupied building for any such Fiscal Period.

DEFINITION        2.  In this lease:

                      (a) "Landlord's Taxes" shall mean the aggregate of all Taxes attributable to the Property, the Rent or the Landlord in respect thereof and including, without limitation, any amounts imposed, assessed, levied or charged in substitution for or in lieu of any such Taxes, but excluding such taxes as capital gains taxes, corporate income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Property or the Landlord in respect thereof;

                      (b) "Taxes" shall mean all taxes, rates, duties, levies, fees, charges, local improvement rates, capital taxes, rental taxes and assessments whatsoever including fees, rents, and levies for air rights and encroachments on or over municipal property imposed, assessed, levied or charged by any school, municipal, regional, state, provincial, federal, parliamentary or other body, corporation, authority, agency or commission provided that any such local improvements rates, assessed and paid prior to or in the Base Year shall be excluded from the Base Year and any year during the Term and provided further that Taxes shall not include any special utility, levies, fees or charges imposed, assessed, levied or charged which are directly associated with initial construction of the Property.

                      (c)  "Tenant's Taxes" shall mean the aggregate of:

                            (i) all Taxes (whether imposed upon the Landlord or the Tenant) attributable to the personal property, trade fixtures, business, income, occupancy or sales of the Tenant or any other occupant of the Leased Premises, and to any Leasehold Improvements or fixtures installed by or on behalf of the Tenant within the Leased Premises, and to the use by the Tenant of any of the Property; and

                            (ii) the amount by which Taxes (whether imposed upon
                                 the Landlord or the Tenant) are increased above the Taxes which would have otherwise been payable as a

                                  SCHEDULE "C"

                      TAXES PAYABLE BY LANDLORD AND TENANT

                              result of the Leased Premises or the Tenant or any other occupant of the Leased Premises being taxed or assessed in support of separate schools; and

                    (d) "Tenant's Proportionate Share" shall mean eighteen point eighty-five percent (18.85%) subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented) for parking and for storage.

                    (e) "Base Year" as used in this Schedule shall mean calendar year 1998.

                                 SCHEDULE "D"

                              SERVICES AND COSTS

                       1.    The Landlord covenants with the Tenant:

Interior Climate Control     (a)   To maintain in the Leased Premises conditions
                                   of reasonable temperature and comfort in accordance with good standards applicable to normal occupancy of premises for office purposes subject to governmental regulations during hours to be determined by the Landlord
                                   (but to be at least the hours from 8:00 a.m.
                                   to 6:00 p.m. from Monday to Friday, and 9:00 a.m. to 1:00 p.m. on Saturdays, inclusive
                                   (excluding holidays, and Sundays), such
                                   conditions to be maintained by means of a system for heating and cooling, filtering and circulating air; the Landlord shall have no responsibility for any inadequacy of performance of the said system if the occupancy of the Leased Premises or the electrical power or other energy consumed on the Leased Premises for all purposes exceeds reasonable amounts as determined by the Landlord or the Tenant installs partitions or other installations in locations which interfere with the proper operation of the system of interior climate control or if the window covering on exterior windows is not kept fully closed. The Landlord covenants with the Tenant to furnish HVAC to the Leased
                                   Premises for normal office use during the hours set forth above, and during such other hours that the Tenant elects, at the Tenant's sole cost and expense, subject to applicable governmental regulations:

Janitor Service              (b)   To provide five (5) days per week janitor and
                                   cleaning services to the Leased Premises and to common areas of the Building consisting of reasonable services in accordance with the standards of similar office buildings;

Elevators, Lobbies, etc.     (c)   To keep available the following facilities
                                   for use by the Tenant and its employees and invitees in common with other persons entitled thereto:

                                   (i)   passenger and freight elevator service
                                         to each floor upon which the Leased
                                         Premises are located provided such
                                         service is installed in the Building
                                         and provided that the Landlord may
                                         prescribe the hours during which and
                                         the procedures under which freight
                                         elevator service shall be available and
                                         may limit the number of elevators
                                         providing service outside normal
                                         business hours;

                                   (ii)  common entrances, lobbies, stairways
                                         and corridors giving access to the
                                         Building and the Leased Premises,
                                         including such other areas from time to
                                         time which may be provided by the
                                         Landlord for common use and enjoyment
                                         within the Property;

                                   (iii) the washrooms as the Landlord may
                                         assign from time to time which are
                                         standard to the Building, provided that
                                         the Landlord and the Tenant acknowledge
                                         that where an entire floor is leased to
                                         the Tenant or some other tenant the
                                         Tenant or such other tenant, as the
                                         case may be, may exclude others from
                                         the washrooms thereon.

Electricity            2.    (a)   The Landlord covenants with the Tenant to
                                   furnish electricity to the Leased Premises
                                   (except all or any portion of the Leased
                                   Premises which has a separate meter or
                                   meters) for normal office use for lighting and for office equipment capable of operating from the circuits available to the Leased
                                   Premises and standard to the Building, and during such other hours that the Tenant elects, at the Tenant's sole cost and expense, subject to applicable governmental regulations:

                             (b) The amount of electricity consumed on the Leased Premises in excess of electricity required by the Tenant for normal office use shall be as determined by the Landlord acting reasonably or by a metering device installed by the Tenant at the Tenant's expense. The Tenant shall pay the Landlord for any such excess electricity on demand.

                             (c) In calculating electricity costs for any Fiscal Period, if less than one hundred percent (100%) of Building is occupied by tenants, then the amount of such electricity costs shall be deemed for the purposes of this Schedule to be increased to an amount equal to the like electricity costs which normally would be expected by the Landlord to have been incurred had such occupancy been one hundred percent (100%) during such entire period.

                                 SCHEDULE "D"

                              SERVICES AND COSTS

                       3. The Landlord shall maintain and keep in repair the facilities required for the provision of the interior climate control, elevator (if installed in the Building), and other services referred to in sub-paragraph (a) and
                       (c) of paragraph 1 and sub-paragraph (a) of paragraph 2 of this Schedule in accordance with the standards of office buildings similar to the Building but reserves the right to stop the use of any of these facilities and the supply of the corresponding services when necessary by reason of accident or breakdown or during the making of repairs, alterations or improvements, in the reasonable judgment of the Landlord necessary or desirable to be made, until the repairs, alterations or improvements shall have been completed to the satisfaction of the Landlord.

Additional Services    4.    (a)   The Landlord may (but shall not be obliged)
                                   on request of the Tenant supply services or materials to the Leased Premises and the Property which are not provided for under this Lease and which are used by the Tenant
                                   (the "Additional Services") including,
                                   without limitation,

                                   (i)   replacement of nonbuilding standard
                                         tubes and ballasts;
                                   (ii)  carpet shampooing;
                                   (iii) drapery cleaning;
                                   (iv)  locksmithing;
                                   (v)   removal of bulk garbage;
                                   (vi)  picture hanging; and
                                   (vii) special security arrangement.

                             (b) When Additional Services are supplied or furnished by the Landlord, accounts therefor shall be rendered by the Landlord and shall be payable by the Tenant to the Landlord on demand. In the event the Landlord shall elect not to supply or furnish Additional Services, only persons with prior written approval by the Landlord (which approval shall not be unreasonably withheld) shall be permitted by the Landlord or the Tenant to supply or furnish Additional Services to the Tenant and the supplying and furnishing shall be subject to the reasonable rules fixed by the Landlord with which the Tenant undertakes to cause compliance and to comply.

OPERATING              5.    (a)   The Tenant covenants to pay to the Landlord
CHARGES PAYABLE        the Tenant's Proportionate Share of the excess of the
                       amount of the Operating Costs in each Fiscal Period over the Operating Costs in the "Base Year" (as hereinafter defined).

                             (b) In this Lease "Operating Costs" shall mean all costs reasonably incurred or which will be incurred by the Landlord in the maintenance, operation, administration and management of the Property including without limitation:

                                   (i)    cost of heating, ventilating and air-
                                          conditioning;

                                   (ii)   cost of water and sewer charges;

                                   (iii)  cost of insurance carried by the
                                          Landlord pursuant to paragraph 9(a) of
                                          this Lease and cost of any deductible
                                          amount paid by the Landlord in
                                          connection with each claim made by the
                                          Landlord under such insurance;

                                   (iv)   costs of building office expenses,
                                          including telephone, rent, stationery
                                          and supplies directly related to the
                                          Property:

                                   (v)    cost of fuel;

                                   (vi)   costs of all elevator and escalator
                                          (if installed in the Building)
                                          maintenance and operation;

                                   (vii)  costs of operating staff, management
                                          staff and other administrative
                                          personnel, including salaries, wages,
                                          and fringe benefits, along with a
                                          reasonable management fee, directly
                                          related to the Property:

                                   (viii) cost of providing security;

                                   (ix) cost of providing janitorial services, window cleaning, garbage and snow removal and pest control;

                                   (x)    cost of supplies and materials;

                                   (xi)   reasonable cost of decoration of
                                          common areas;

                                   (xii)  cost of landscaping;

                                   (xiii) cost of maintenance and operation of
                                          the parking area;

                                   (xiv)  cost of consulting, and professional
                                          fees including expenses;

                                   (xv)   cost of replacements, additions and
                                          modifications unless otherwise
                                          included under paragraph 6, and cost
                                          of repair.

                                   (xvi)  The Tenant covenants to pay to the
                                          Landlord the Tenant's Proportionate
                                          Share of the costs in respect of each
                                          Major Expenditure (as hereinafter
                                          defined) as amortized over the period
                                          of the Landlord's reasonable estimate
                                          of the economic

                                 SCHEDULE "D"

                              SERVICES AND COSTS

                                          life of the Major Expenditure, but not
                                          to exceed fifteen (15) years, using
                                          equal monthly installments of
                                          principal and interest at ten percent
                                          (10%) per annum compounded semi-
                                          annually. For the purposes hereof,
                                          "Major Expenditure" shall mean any
                                          expenditure incurred after the
                                          Commencement Date of the Lease for
                                          replacement of machinery, equipment,
                                          building elements, systems or
                                          facilities forming a part of or used
                                          in connection with the Property or for
                                          modifications, upgrades or additions
                                          to the Property or facilities used in
                                          connection therewith, provided that,
                                          in each case, such expenditure is more
                                          than ten percent (10%) of the total
                                          Operating Costs of the immediately
                                          preceding Fiscal Period.

                             (c)   In this Lease there shall be excluded
                                   from Operating Costs the following:

                                   (i)    interest on debt and capital
                                          retirement of debt;

                                   (ii)   such of the Operating Costs as are
                                          recovered from insurance proceeds; and

                                   (iii) costs as determined by the Landlord of acquiring tenants for the Property;

                                   (iv)   insurance "deductible" amounts in the
                                          event of an earthquake; provided
                                          however, that Landlord may include
                                          within Operating Costs that portion of
                                          any such deductible amount which
                                          equals the amortization thereof
                                          allocable to the balance of the Term
                                          as of the date of the casualty,
                                          assuming that such deductible amount
                                          were amortized over the useful life of
                                          the damaged improvement(s) in question
                                          as determined by the depreciation
                                          recovery period for the improvement in
                                          question pursuant to the Internal
                                          Revenue Code; and

                                   (v)    costs for a Major Expenditure, except
                                          as otherwise provided in 5(b)(xvi).

                       6. In calculating Operating Costs for any Fiscal Period including the Base Year, if less than one hundred percent (100%) of Building is occupied by tenants, than the amount of such Operating Costs shall be deemed for the purposes of this Schedule to be increased to an amount equal to the like Operating Costs which normally would be expected by the Landlord to have been incurred had such occupancy been one hundred percent (100%) during such entire period.

                       7.    In this Lease

                             (i) "Tenant's Proportionate Share" shall mean eighteen point eighty-five percent (18.85%) subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented) for parking and for storage.

                             (ii)  "Base Year" shall mean calendar year 1998.

                                 SCHEDULE "E"

                             RULES AND REGULATIONS

1. The sidewalks, entry passages, elevators (if installed in the Building) and common stairways shall not be obstructed by the Tenant or used for any other purpose than for ingress and egress to and from the Leased Premises. The Tenant will not place or allow to be placed in the Building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever.

2. The washroom plumbing fixtures and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. The expense of any damage resulting by misuse by the Tenant shall be borne by the Tenant.

3. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during normal business hours.

4. No birds or animals shall be kept in or about the Property nor shall the Tenant operate or permit to be operated any musical or sound-producing instruments or device or make or permit any improper noise inside or outside the Leased Premises which may be heard outside such Leased Premises.

5. No one shall use the Leased Premises for residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

6. All persons entering and leaving the Building at any time other than during normal business hours shall register in the books which may be kept by the Landlord at or near the night entrance and the Landlord will have the right to prevent any person from entering or leaving the Building or the Property unless provided with a key to the premises to which such person seeks entrance and a pass in a form to be approved by the Landlord. Any persons found in the Building at such times without such keys and passes will be subject to the surveillance of the employees and agents of the Landlord.

7. No dangerous or explosive materials shall be kept or permitted to be kept in the Leased Premises.

8. The Tenant shall not permit any cooking, except for the use of a microwave oven or microwave ovens by Tenant's employees or personnel, in the Leased Premises. The Tenant shall not install or permit the installation or use of any more than two (2) machines dispensing goods for sale in the Leased Premises without the prior written approval of the Landlord and subject to governmental compliance and all other terms of this Lease. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators (if installed in the Building) for the purpose of delivering food or beverages to the Leased Premises.

9. The Tenant shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the prior written consent of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only at times consented to by the Landlord and the persons employed to move the same in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators (if installed in the Building) except during hours approved by the Landlord.

10. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, ventilating, mechanical or electrical apparatus or any other part of the Building.

11. The parking of automobiles shall be subject to reasonable regulations of the Landlord and any future reasonable parking charges imposed by any governmental or quasi-governmental authority during the Term. The Landlord shall not be responsible for damage to or theft of any car, its accessories or contents whether the same be the result of negligence or otherwise.

12. The Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Leased Premises and the Building.

                                 SCHEDULE "E"

                              RULES AND REGULATIONS

13. Except with the prior written consent of the Landlord, no tenant shall use or engage any person or persons other than the janitor or janitorial contractor of the Landlord for the purpose of any cleaning of the Leased Premises.

14. If the Tenant desires any electrical or communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions no borings or cutting for wires shall take place. No other wires or pipes of any kind shall be introduced without the prior written consent of the Landlord.

15. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Additional keys may be obtained from the Landlord at the cost of the Tenant.

16. The Tenant shall be entitled to have its name shown upon the directory board of the Building and at one of the entrance doors to the Leased Premises all at the Tenant's expense, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for the Tenant.

17. The Tenant shall keep the sun drapes (if any) in a closed position at all reasonable times. The Tenant shall not interfere with or obstruct any perimeter heating, air-conditioning or ventilating units.

18. The Tenant shall not conduct, and shall not permit any, canvassing in the Building.

19. The Tenant shall take care of the rugs and drapes (if any) in the Leased Premises and shall arrange for the carrying-out of regular spot cleaning and shampooing of carpets and dry cleaning of drapes in a manner acceptable to the Landlord.

20. The Tenant shall permit the periodic closing of lanes, driveways and passages for the purpose of preserving the Landlord's rights over such lanes, driveways and passages.

21. The Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the exterior of the Leased Premises or elsewhere if such sign, advertisement, notice or other display is visible from outside the Leased Premises without the prior written consent of the Landlord which may be arbitrarily withheld. The Tenant, upon request of the Landlord, shall immediately remove any sign, advertisement, notice or other display which the Tenant has placed or permitted to be placed which, in the opinion of the Landlord, is objectionable, and if the Tenant shall fail to do so, the Landlord may remove the same at the expense of the Tenant. Notwithstanding anything to the contrary above. Tenant may, at Tenant's sole cost and expense, using a contractor or contractors reasonably approved by Landlord, install, maintain and remove upon the expiration or sooner termination of the Term, one exterior sign on the existing monument sign; provided, however, Tenant shall use building standard materials and design which must be submitted to Landlord in writing and receive Landlord's written approval, which approval shall not be unreasonably withheld.

22. The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter the same as in its judgment may from time to time be needful for the safety, care, cleanliness and appearance of the Leased Premises and the Building and for the preservation of good order therein, and the same shall be kept and observed by the tenants, their employees and servants. The Landlord also has the right to suspend or cancel any or all of these rules and regulations herein set out.

                                 SCHEDULE "F"

                             LEASEHOLD IMPROVEMENTS

Definition of          1.    For purposes of this Lease, the term "Leasehold
Leasehold              Improvements" includes, without limitation, all
Improvements           fixtures, improvements, installations, alterations and
                       additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Leased Premises, in the Leased Premises and by or on behalf of other tenants in other premises in the Building
                       (including the Landlord if an occupant of the Building), including all partitions, doors and hardware however affixed, and whether or not movable, all mechanical, electrical and utility installations and all carpeting and drapes with the exception only of furniture, trade fixtures, and equipment not of the nature of fixtures.

Installation of        2.    The Landlord shall include in the Leased Premises
Improvements           the "Landlord's Work" (as hereinafter defined). The
and Fixtures           Tenant shall not make, erect, install or alter any
                       Leasehold Improvements in the Leased Premises without having requested and obtained the Landlord's prior written approval. The Landlord's approval shall not, if given, under any circumstances be construed as a consent to the Landlord having its estate charged with the cost of work. The Landlord shall not unreasonably withhold its approval to any such request, but failure to comply with the Landlord's reasonable requirements from time to time for the Building shall be considered sufficient reason for refusal. In making, erecting, installing or altering any leasehold Improvements the Tenant shall not, without the prior written approval of the Landlord, alter or interfere with any installations which have been made by the Landlord or others and in no event shall alter or interfere with window coverings (if any) or other light control devices (if any) installed in the Building. The
                       Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications thereof. If the Tenant requires from the Landlord drawings or specifications of the Building in connection with permanent Leasehold
                       Improvements, the Tenant shall pay the cost thereof to the Landlord on demand. Any reasonable costs and expenses incurred by the Landlord in connection with the Tenant's
                       Leasehold Improvements shall be paid by the Tenant to the Landlord on demand. All work to be performed in the Leased Premises shall be performed by competent contractors and sub-contractors of whom the Landlord shall have approved in writing prior to commencement of any work, such approval not to be unreasonably withheld
                       (except that the Landlord may require that the Landlord's contractors and sub-contractors be engaged for any mechanical or electrical work) All such work including the delivery, storage and removal of materials shall be subject to the reasonable supervision of the Landlord, shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord including, without limitation, payment on demand of a reasonable fee of the Landlord for such supervision, which shall not exceed 3% of the actual construction cost, and shall be completed in good and workmanlike manner in accordance with the description of the work approved by the Landlord and in accordance with all laws, regulations and by-laws of all regulatory authorities.
                       Copies of required building permits or authorizations shall be obtained by the Tenant at its expense and copies thereof shall be provided to the Landlord. No locks shall be installed on the entrance doors or in any doors in the Leased Premises that are not keyed to the Building master key system.

Liens and              3.    In connection with the making, erection,
Encumbrances on        installations or alteration or leasehold Improvements and
Improvements and       all other work or installations made by or for the
Fixtures               Tenant in the Leased Premises the Tenant shall comply
                       with all the provisions of the mechanics' lien and other similar statutes from time to time applicable thereto
                       (including any proviso requiring or enabling the retention by way of holdback of portions of any sums payable) and, except as to any such holdback, shall promptly pay all accounts relating thereto. The Tenant will not create any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold
                       Improvements nor shall the Tenant take any action as a consequence of which any such mortgage, conditional sale agreement or other encumbrance would attach to the Property or any part thereof. If and whenever any mechanics' or other lien for work, labor, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within twenty (20) days after submission by the Landlord of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law, and failing which the Landlord may avail itself of any of its remedies hereunder for default of the Tenant and may make any payments or take any steps or proceedings required to procure the discharge of any such liens or encumbrances, and shall be entitled to be repaid by the Tenant on demand for any such payments and to be paid on demand by the Tenant for all costs and expenses in connection with steps or proceedings taken by the Landlord and the Landlord's right to reimbursement and to payment shall not be affected or impaired if the Tenant

                                 SCHEDULE "F"

                             LEASEHOLD IMPROVEMENTS

                       shall then or subsequently establish or claim that any lien or encumbrances so discharged was without merit or excessive or subject to any abatement, set-off or defense. The Tenant agrees to indemnify the Landlord from all claims, costs and expenses (including reasonable attorneys' fees and costs, and court costs) which may be incurred by the Landlord in any proceedings brought by any person against the Landlord alone or with another or others for or in respect of work, labor, services or materials supplied to or for the Tenant.

Removal of             All Leasehold Improvements in or upon the Leased Premises
Improvements and       shall immediately upon their placement be and become the
Fixtures               Landlord's property without compensation therefor to the
                       Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term except that:

                       (a) the Tenant shall, prior to the end of the Term, remove such of the Leasehold Improvements and trade fixtures in the Leased Premises as the Landlord shall require to be removed; and

                       (b) the Tenant may, at the times appointed by the Landlord and subject to availability of elevators (if installed in the Building), remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business.

                       The Tenant shall, in the case of every removal, make good at the expense of the Tenant any damage caused to the Property by the installation and removal. In the event of the non-removal by the end of the Term, or sooner termination of this Lease, of such trade fixtures or Leasehold Improvements required by the Landlord of the Tenant to be removed, the Landlord shall have the option, in addition to its other remedies under this Lease to declare to the Tenant that such trade fixtures are the property of the Landlord and the Landlord upon such a declaration may dispose of such trade fixtures and retain any proceeds of disposition as security for the Debts, Liabilities and Obligations and the Tenant shall be liable to the Landlord for any expenses incurred by the Landlord.

                       5.    For the purpose of this Lease,

                             (a) the term "Tenant's Work" shall mean all work required to be done to complete the Leased Premises for occupancy by the Tenant, excluding the "Landlord's Work" (as hereinafter defined).

                             (b)   the term "Landlord's Work" shall mean:

                                   1.  Repaint Leased Premises using building
                                   standard materials (color to be selected by Tenant).

                                   2.  Recarpet Leased Premises using building
                                   standard materials (color to be selected by Tenant).

                                   3.  Landlord shall deliver the Leased
                                       Premises to Tenant broom-clean, in good
                                       condition and repair.

                       6. Notwithstanding anything to the contrary set forth in Paragraph 2, or elsewhere, in this Lease, the Commencement Date of the Term or the "Commencement of the Term" shall be defined as, and shall be conclusively deemed to occur on, the date Landlord substantially completes the Landlord's Work in the Leased Premises, which shall occur on the date Landlord has completed Landlord's Work specified in this Schedule F Paragraph 5(b) and Landlord tenders exclusive possession of the Leased Premises to Tenant, excluding any minor items (e.g. "punch-list" type items) which can be completed by Landlord with only minor interference to the conduct of Tenant's business in the Leased Premises, and any changes requested by Tenant, delays caused by Tenant, or events of force majeure. Once the Commencement Date is determined, Landlord and Tenant agree to confirm such date in writing, and Tenant's failure to confirm the Commencement Date, within fifteen (15) days after Landlord's written request therefore, shall be conclusively deemed to be Tenant's approval of the Commencement Date set by Landlord.

                       7. If the Commencement Date has not occurred for any reason whatsoever (except to the extent resulting from delays caused by Tenant or Tenant's agents, employees or anyone operating under the control of or for the benefit of Tenant, or any event of force majeure) on or before April 1, 1998, Tenant may terminate this Lease by written notice to Landlord, whereupon (subject to the terms of this Lease) any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant.

                                 SCHEDULE "F"

                             LEASEHOLD IMPROVEMENTS

                       8. Notwithstanding anything to the contrary set forth in this Lease, and if the Commencement Date has not occurred for any reason whatsoever on or before July 1, 1998, then either Landlord or Tenant, or both, may elect to terminate this Lease upon written notice to the other party hereto, whereupon (subject to the terms of this Lease) this Lease shall immediately terminate and any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant.

                                 SCHEDULE "H"

                                OPTION TO RENEW

(a)  The Landlord covenants with the Tenant that if the Tenant is not then
                                                                  --------
currently in default of this Lease (beyond the expiration of the applicable cure
--------------------------------------------------------------------------------
period, if any), the Landlord will, at the expiration of the then expiring Term
--------------
on written notice by the Tenant to the Landlord given by the Tenant not more than two hundred seventy (270) days prior to the expiration of the then expiring Term and received by the Landlord not less than one hundred eighty (180) days prior to the expiration of the then expiring Term, grant to the Tenant a five
(5) year renewal of this Lease of the Leased Premises (the "Renewal Term") on
                 -------
the same terms and conditions as in this Lease then, at the commencement of the
                                    ----------
Renewal Term, save and except the right of further renewal, Landlord's Work (if any), Basic Rent, tenant improvement allowance (if any) and Basic Rent Free Period (if any).

(b) The Basic Rent for the Renewal Term shall be determined by negotiations between the parties hereto, and it is agreed that during such negotiations in respect of Basic Rent, they will be guided by fair market rental levels for similar premises in similar buildings in the downtown area of Campbell, California, prevailing at the beginning of the Renewal Term but in no event
-----------
shall the Basic Rent per annum be lower than the Basic Rent per annum for the last year of the Term just ending. If the parties hereto are unable to agree in writing as to the Basic Rent for the Renewal Term prior to one hundred eighty
(180) days before the expiry of this Lease, this Lease shall end on the expiry of the Term and this Option to Renew and any subsequent options to renew shall automatically terminate and be null and void.
---------------------------

(c) The Tenant agrees to execute the Landlord's standard lease amendment agreement then, at the commencement of the Renewal Term, being used by the Landlord for the Building to give effect to this Option to Renew if exercised by the Tenant. The Tenant shall execute such agreement prior to the commencement date of the Renewal Term.

(d) Notwithstanding the above, if the Tenant does not exercise the Option to Renew in accordance with Schedule "H", then this Option to Renew shall
                                                                 -----
automatically terminate and be null and void.
------------------------------

                                 SCHEDULE "K"

                           INCREASE IN BASIC RENTAL

Commencing on the 1st day of January, 1999 and continuing until the 31st day of December, 1999, the Basic Rent shall be increased to Two Hundred Ten Thousand Four Hundred Forty-Four and 00/100 Dollars ($210,444.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Seventeen Thousand Five Hundred Thirty-Seven and 00/100 Dollars ($17,537.00) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of January, 1999.

                                       K

                                SCHEDULE "K-1"

                           INCREASE IN BASIC RENTAL

Commencing on the 1st day of January, 2000 and continuing until the 31st day of December, 2000, the Basic Rent shall be increased to Two Hundred Sixteen Thousand Five Hundred Four and 00/100 Dollars ($216,504.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Eighteen Thousand Forty-Two and 00/100 Dollars ($18,042.00) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of January, 2000.

                                SCHEDULE "K-2"

                           INCREASE IN BASIC RENTAL

Commencing on the 1st day of January, 2001 and continuing until the 31st day of December, 2001, the Basic Rent shall be increased to Two Hundred Twenty-Two Thousand Five Hundred Sixty-Four and 00/100 Dollars ($222,564.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Eighteen Thousand Five Hundred Forty-Seven and 00/100 Dollars ($18,547.00) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of January, 2001.

                                SCHEDULE "K-3"

                           INCREASE IN BASIC RENTAL

Commencing on the 1st day of January, 2002 and continuing until the 31st day of December, 2002, the Basic Rent shall be increased to Two Hundred Twenty-Eight Thousand Six Hundred Twenty-Four and 00/100 Dollars ($228,624.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located payable in equal monthly installments of Nineteen Thousand Fifty-Two and 00/100 Dollars ($19,052.00) each in advance on the first day of each month during the Term, the first payment to be made on the 1st day of January, 2002.

                                SCHEDULE "N-1"

                      TEMPORARY SPACE LEASE - (SUITE 108)
                      -----------------------------------

     Notwithstanding anything to the contrary set forth in Paragraph 1, or elsewhere, in this Lease, Landlord and Tenant hereby acknowledge and agree that prior to the "Commencement Date" of the Term (which the parties hereto estimate to be January 1, 1998, as set forth in Paragraph 2(a) of this Lease), Landlord shall lease to Tenant, and Tenant shall lease from Landlord, that certain space commonly known as Suite 108 in the Building located at 300 Orchard City Drive, Campbell, California (the "Suite 108 Temporary Space"), which consists of approximately one thousand six hundred forty-seven (1,647) rentable square feet. The Suite 108 Temporary Space is more particularly shown on Schedule "B-1"
                                                            -------------
attached to this Lease and incorporated herein by this reference. Tenant's lease of the Suite 108 Temporary Space shall be subject to all of the terms, conditions and limitations set forth in this Lease regarding the Leased Premises, except as follows:

          (a) The term for Tenant's occupancy of the Suite 108 Temporary Space shall be the period commencing on June 1, 1997 (the "Suite 108 Commencement Date"), and continuing for a period of twelve (12) months thereafter (the "Suite 108 Term"); provided, however, the Suite 108 Term shall automatically expire, without the need for any further written notice between the parties hereto, upon the earlier to occur of the following: (i) the Commencement Date under this Lease, (ii) Landlord's delivery to Tenant of exclusive possession of Suite 350 of the Leased Premises, in accordance with the terms of this Lease, prior to the Commencement Date, or (iii) any termination or expiration of this Lease in accordance with either Paragraph 7 or 8 in Schedule "F" attached to this Lease
                                           -----------
and incorporated herein by this reference. Consequently, and except as otherwise provided herein, all obligations of Tenant contained in this Lease with respect to the Leased Premises (including, without limitation, Tenant's obligation to pay Rent (as set forth in Paragraph (b) below), and Tenant's Indemnification, repair and insurance obligations) shall commence and be applicable with respect to the Suite 108 Temporary Space as of the Suite 108 Commencement Date and continuing throughout the Suite 108 Term.

          (b) Tenant shall, without deduction or right of offset, pay to Landlord during the Suite 108 Term as rental (herein called the "Suite 108 Basic Rent"), the amount of Thirty-Three Thousand Six Hundred Dollars (US$33,600.00) in lawful money of the United States of America, in equal monthly installments of Two Thousand Eight Hundred Dollars (US$2,800.00), each in advance, on the first day of each month during the Suite 108 Term, with the first payment to be made on the Suite 108 Commencement Date. Notwithstanding anything to the contrary set forth in Paragraph (a) above, Landlord hereby agrees to abate Tenant's obligation to pay to Landlord the Additional Rent for the Suite 108 Temporary Space during the Suite 108 Term. The abatement of Additional Rent set forth in this Paragraph (b) shall not be construed as to relieve Tenant of any of Tenant's other obligations under this Lease. In the event of any default by Tenant under this Lease and/or with regard to the Suite 108 Temporary Space, as set forth in Paragraph 10 of this Lease, then as part of the recovery permitted to Landlord, Landlord shall be entitled to recover all of the Additional Rent which was abated hereunder (i.e., such Additional Rent shall not be deemed to
                            ---
have been abated, but shall become immediately due and payable as unpaid Additional Rent earned at the time of Tenant's default).

          (c) As of the Suite 108 Commencement Date, Landlord shall deliver the Suite 108 Temporary Space to Tenant broom-clean, in good condition and repair. Except as otherwise provided herein, Tenant hereby accepts the Suite 108 Temporary Space in its current "AS-IS/WHERE-IS" condition "WITH ALL FAULTS", and Landlord shall not be required to construct, nor contribute any monies toward, any improvements, modifications or alterations in the Suite 108 Temporary Space. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Suite 108 Temporary Space or its suitability for the conduct of Tenant's business therein. The taking of possession of the Suite 108 Temporary Space by Tenant shall conclusively establish that the Suite 108 Temporary Space was in satisfactory condition to Tenant.

          (d) Tenant shall not be required to pay or deposit any additional security with respect to the Suite 108 Temporary Space. Tenant hereby agrees, however, that the "Security Deposit" deposited by Tenant for the Leased Premises pursuant to Paragraph 4 of this Lease may be held, used and applied by Landlord as security for the performance by Tenant of Tenant's obligations regarding the Suite 108 Temporary Space. If any portion of the Security Deposit is used or applied by Landlord with respect to the Suite 108 Temporary Space, Tenant shall restore the Security Deposit to its original amount pursuant to Paragraph 4 of this Lease.

                                SCHEDULE "N-2"

                      TEMPORARY SPACE LEASE - (SUITE 304)
                      -----------------------------------

     Notwithstanding anything to the contrary set forth in Paragraph 1, or elsewhere, in this Lease, Landlord and Tenant hereby acknowledge and agree that prior to the "Commencement Date" of the Term (which the parties hereto estimate to be January 1, 1998, as set forth in Paragraph 2(a) of this Lease), Landlord shall lease to Tenant, and Tenant shall lease from Landlord, that certain space commonly known as Suite 304 In the Building located at 307 Orchard City Drive, Campbell, California (the "Suite 304 Temporary Space"), which consists of approximately one thousand four hundred thirty-seven (1,437) rentable square feet. The Suite 304 Temporary Space is more particularly shown or Schedule "B-2"
                                                                  -------------
attached to this Lease and incorporated herein by this reference. Tenant's lease of the Suite 304 Temporary Space shall be subject to all of the terms, conditions and limitations set forth in this Lease regarding the Leased Premises, except as follows:

          (a) The term for Tenant's occupancy of the Suite 304 Temporary Space shall be the period commencing on June 1, 1997 (the "Suite 304 Commencement Date"), and continuing for a period of twelve (12) months thereafter (the "Suite 304 Term"); provided, however, the Suite 304 Term shall automatically expire, without the need for any further written notice between the parties hereto, upon the earlier to occur of the following: (i) the Commencement Date under this Lease, or (ii) any termination or expiration of this Lease in accordance with either Paragraph 7 or 8 in Schedule "F" attached to this Lease and incorporated
                           -----------
herein by this reference. Consequently, and except as otherwise provided herein, all obligations of Tenant contained in this Lease with respect to the Leased Premises (including, without limitation, Tenant's obligation to pay Rent (as set forth in Paragraph (b) below), and Tenant's indemnification, repair and insurance obligations) shall commence and be applicable with respect to the Suite 304 Temporary Space as of the Suite 304 Commencement Date and continuing throughout the Suite 304 Term.

          (b) Tenant shall, without deduction or right of offset, pay to Landlord during the Suite 304 Term as rental (herein called the "Suite 304 Basic Rent"), the amount of Twenty-Seven Thousand Six Hundred Dollars (US $27,600.00) in lawful money of the United States of America, in equal monthly installments of Two Thousand Three Hundred Dollars (US $2,300.00), each in advance, on the first day of each month during the Suite 304 Term, with the first payment to be made on the Suite 304 Commencement Date. Notwithstanding anything to the contrary set forth in Paragraph (a) above, Landlord hereby agrees to abate Tenant's obligation to pay to Landlord the Additional Rent for the Suite 304 Temporary Space during the Suite 304 Term. The abatement of Additional Rent set forth in this Paragraph (b) shall not be construed as to relieve Tenant of any of Tenant's other obligations under this Lease. In the event of any default by Tenant under this Lease and/or with regard to the Suite 304 Temporary Space, as set forth in Paragraph 10 of this Lease, then as part of the recovery permitted to Landlord, Landlord shall be entitled to recover all of the Additional Rent which was abated hereunder i.e., such Additional Rent shall not be deemed to
                           ----
have been abated, but shall become immediately due and payable as unpaid Additional Rent earned at the time of Tenant's default).

          (c) As of the Suite 304 Commencement Date, Landlord shall deliver the Suite 304 Temporary Space to Tenant broom-clean, in good condition and repair. Except as otherwise provided herein, Tenant hereby accepts the Suite 304 Temporary Space in its current "AS-IS/WHERE-IS" condition "WITH ALL FAULTS", and Landlord shall not be required to construct, nor contribute any monies toward, any improvements, modifications or alterations in the Suite 304 Temporary Space. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Suite 304 Temporary Space or its suitability for the conduct of Tenant's business therein. The taking of possession of the Suite 304 Temporary Space by Tenant shall conclusively establish that the Suite 304 Temporary Space was in satisfactory condition to Tenant.

          (d) Tenant shall not be required to pay or deposit any additional security with respect to the Suite 304 Temporary Space. Tenant hereby agrees, however, that the "Security Deposit" deposited by Tenant for the Leased Premises pursuant to Paragraph 4 of this Lease may be held, used and applied by Landlord as security for the performance by Tenant of Tenant's obligations regarding the Suite 304 Temporary Space. If any portion of the Security Deposit is used or applied by Landlord with respect to the Suite 304 Temporary Space, Tenant shall restore the Security Deposit to its original amount pursuant to Paragraph 4 of this Lease.

                                 SCHEDULE "O"

                             RIGHT OF FIRST OFFER

(a)  First Offer Right. Tenant shall have the right of first offer during the
     -----------------
initial Term of this Lease to lease the remainder of the third floor of the
        ------------------
Building other than the Leased Premises (the "First Offer Space") pursuant to the following terms of this Schedule "O".

(b)  Procedure for Offer. Landlord agrees that during the initial Term of this
     -------------------
Lease, Landlord shall deliver written notice to Tenant (the "First Offer Notice") prior to the first time Landlord intends to submit to a third party a bonafide proposal to lease any portion of the First Offer Space to such third party. The First Offer Notice shall describe the space so offered to Tenant (including, without, limitation, Landlord's determination of the rentable square footage thereof), and shall set forth the economic terms upon which Landlord is willing to lease such space to Tenant, including without limitation (i) the anticipated date on which the First Offer Space will be available for lease by Tenant and the commencement date therefore, (ii) the Basic Rent for such First Offer Space, and (iii) the term of the lease for such space, which shall be conterminous with the Term for the remainder of the Leased Premises, unless Landlord elects otherwise in the First Offer Notice (collectively, the "Economic Terms").

(c)  Procedure for Acceptance. On or before the date which is five (5) days
     ------------------------
after Tenant's receipt of the First Offer Notice (the "Election Date"), Tenant shall deliver written notice to Landlord ("Tenant's Election Notice") pursuant to which Tenant shall elect either to (i) lease the entire First Offer Space described in the First Offer Notice upon the Economic Terms set forth in the
                                             --------------
First Offer Notice and the same non-Economic Terms as set forth in this Lease;
(ii) refuse to lease such First Offer Space identified in the First Offer Notice, specifying that such refusal is not based upon the Economic Terms set forth by Landlord in the First Offer Notice, but upon Tenant's lack of need of such First Offer Space in which event Landlord my lease such First Offer Space to any person or entity on any terms Landlord desires and Tenant's right of first offer with respect to the First Offer Space specified in Landlord's First Offer Notice shall thereupon terminate and be of no further force or effect; or
(iii) refuse to lease the First Offer Space, specifying that such refusal is based upon the Economic Terms set forth in the First Offer Notice, in which event Tenant shall also specify in Tenant's Election Notice revised terms upon
                                                                    -----
which Tenant shall be willing to lease such First Offer Space from Landlord; provided, however, Tenant may not revise the lease term for such First Offer Space specified by Landlord in the First Offer Notice. If Tenant does not so respond in writing to Landlord's First Offer Notice by the Election Date, Tenant shall be deemed to have elected the option described in clause (ii) above. If Tenant timely delivers to Landlord Tenants' Election Notice pursuant to clause
(iii) above, Landlord may elect either to: (A) lease such First Offer Space to Tenant upon the revised terms specified by Tenant in Tenant's Election Notice,
                        -----
and the same non-Economic Terms as set forth in this Lease; or (B) lease the First Offer Space to any person or entity within six (6) months after the Election Date upon any terms Landlord desires; provided, however, if the Economic Terms of Landlord's proposed lease to said third party are more favorable than those terms proposed by Tenant in Tenant's Election Notice,
                     --------------
before entering into such third party lease, Landlord shall notify Tenant of such more favorable Economic Terms and Tenant shall have the right to lease the First Offer Space upon such more favorable Economic Terms by delivering written notice thereof to Landlord within two (2) days after Tenant's receipt of Landlord's notice. If Tenant does not elect to lease such space from Landlord within said two (2) day period, Tenant shall be deemed to have elected the option described in clause (ii) above. If Tenant timely delivers to Landlord Tenant's Election Notice pursuant to clause (iii) above, and Landlord elects to proceed to lease the First Offer space to a third party pursuant to clause (B), but fails to execute a lease with such third party tenant for any portion of the First Offer Space within six (6) months after the Election Date, then within thirty (30) days after the expiration of such six (6) month period, Landlord shall deliver to Tenant a new First Offer Notice setting forth the Economic
                                                         ---------
Terms upon which Landlord would be willing to lease the First Offer Space to Tenant, and the foregoing procedures of the Schedule "O" shall again apply. If Tenant leases any First Offer Space pursuant to this Schedule "O", Landlord and Tenant shall promptly execute an amendment to this Lease covering the First Offer Space and the lease terms thereof. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its rights of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

(d)  Construction in First Offer Space. If Tenant leases the First Offer Space
     ---------------------------------
pursuant to the terms of this Schedule "O", Tenant shall take the First Offer Space in its "AS-IS/WHERE-IS" condition "WITH ALL FAULTS" and without any
                    --------             ---------------
obligation on Landlord's part to contribute any tenant improvement allowance or construct any tenant improvements therefor, unless otherwise specified in Landlord's First Offer Notice.

(e)  Suspension of Right of First Offer. At Landlord's option, Tenant shall not
     ----------------------------------
have the right to lease the First Offer Space as provided in this Schedule "O" so long as Tenant, as of the date of the attempted exercise of any first offer right by Tenant or as of the date of delivery of such First Offer Space to Tenant, is in default under this Lease (beyond the expiration of the applicable
                                        ---------------------------------------
cure period, if any).
-------------------

(f)  First Offer Right Personal to Tenant. Tenant's right of first offer set
     ------------------------------------
forth in this Schedule "O" is personal to, and shall only be exercised by, the originally named Tenant under this Lease (and may not be exercised by any assignee, subtenant or other transferee of Tenant's interest in this Lease or the Leased Premises, but may be exercised by an Affiliate), and shall only be
                     ------------------------------------
available if Tenant' is in actual possession and physical occupancy of the entire Leased Premises.

                      SECOND AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT made the 5th day of August, 1998.

BETWEEN:

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                        (hereinafter called "Landlord")

                              OF THE FIRST PART,

                                  --- and ---

             LIVEWORLD PRODUCTIONS, INC., A CALIFORNIA CORPORATION
                       (hereinafter called the "Tenant")

                              OF THE SECOND PART,

WHEREAS by a Lease Agreement made the 21st day of May 1997 and amended by that Amendment to Lease Agreement dated the 8th day of May 1998 (collectively the "Lease"), the Landlord leased to the Tenant the following premises:

Property:                          307 Orchard City Drive, Campbell, California
                                   95008 (Water Tower II)
Leased Premises:                   Suites 300, 304, 310, 312 and 350
Term:                              five (5) year,
Basic Rent:                        $204,384.00 per annum
Tenant's Proportionate Share:      eighteenth decimal eighty-five (18.85%)

AND WHEREAS THE Landlord and the Tenant have agreed to amend the Lease;

NOW WITNESSETH that in consideration of the rents, covenants and agreements contained in the Lease, and in consideration of the covenants and agreements hereinafter contained, and the sum of ONE DOLLAR ($1.00) now paid by each of the parties to the other (the receipt and sufficiency of which is hereby acknowledged), the Landlord and Tenant hereby agree to amend the Lease as follows:

     1)   (i)    Clause 1 of the Lease shall be amended by the addition of the following:
          "As of the 16th day of September 1998 (the "Effective Date") the Leased Premises shall be deemed to consist of THIRTEEN THOUSAND NINE HUNDRED TWENTY-TWO (13,922) rentable square feet and shall be known as Suites 300, 302, 304, 350, 310 and 312."

          (ii) Clause 3 Paragraph 3(a) of the Lease shall be amended by the addition of the following:
          "Commencing on the 16th day of September 1998 and continuing until the 31st day of December 1999, the Basic Rent shall be the sum of THREE HUNDRED TEN THOUSAND FIVE HUNDRED AND 00/100 ($310,500.00) per annum of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal month instalments. The monthly instalments shall be TWENTY-FIVE THOUSAND EIGHT HUNDRED SEVENTY-FIVE AND 00/100 DOLLARS ($25,875.00) each in advance on the first day of each month during the Term. The first amended payment to be made on the 16th day of September 1998."

          (iii) Schedule "K" of the Lease shall be amended by the addition of the following:
          "Commencing on the 1st day of January 2000 and continuing until the 31st day of December 2000, the Basic Rent shall be the sum of THREE HUNDRED EIGHTEEN THOUSAND EIGHT HUNDRED SIXTY-FOUR AND 00/100 DOLLARS ($318,864.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal month instalments. The monthly instalments shall be TWENTY-SIX THOUSAND FIVE HUNDRED SEVENTY-TWO AND 00/100 DOLLARS ($26,572.00) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of January 2000."

          (iv) Schedule "K-1" of the Lease shall be amended by the addition of the following:
          "As of the Effective Date Commencing on the 1st day of January 2001 and continuing until the 31st day of December 2001, the Basic Rent shall be the sum of THREE HUNDRED TWENTY-SEVEN THOUSAND TWO HUNDRED SIXTEEN AND 00/100 DOLLARS ($327,216.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal month instalments. The monthly instalments shall be TWENTY-SEVEN THOUSAND TWO HUNDRED SIXTY-EIGHT AND 00/100 DOLLARS ($27,268.00) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of January 2001."

          (v) Schedule "K-2" of the Lease shall be amended by the addition of the following:
          "As of the Effective Date Commencing on the 1st day of January 2002 and continuing until the 31st day of December 2002, the Basic Rent shall be the sum of THREE HUNDRED THIRTY-FIVE THOUSAND FIVE HUNDRED FIFTY-SIX AND 00/100 DOLLARS ($335,556.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal month instalments. The monthly instalments shall be TWENTY-SEVEN THOUSAND NINE HUNDRED SIXTY-THREE AND 00/100 DOLLARS ($27,963.00) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of January 2002."

          (vi)    Schedule "K-3" shall no longer be in effect.

          (vii) Clause 4 of the Lease shall be amended by the addition of the following:
          "The Tenant shall pay to the Landlord on execution of this Amendment to Lease Agreement by the Tenant the sum of THREE THOUSAND ONE HUNDRED TWENTY-SIX AND 00/100 DOLLARS ($3,126.00) as an additional deposit to the Landlord upon the terms and conditions as hereinbefore provided."

          (viii) Schedule C Clause 2 Paragraph 2 (d) and Schedule D Clause 7 shall be amended by the addition of the following:
          "As of the Effective Date Tenant's Proportionate Share shall be twenty-five decimal ninety-five percent (25.95%)."

          (ix) Schedule F Clause 5 Paragraph 5(b) shall be amended by the addition of the following:
          "As of the Effective Date Landlord's Work shall include:

          (a) Repaint Suites 302 using building standard materials (color to match Suite 350).
          (b) Recarpet Suites 310 and 312 using building standard materials (color to match Suite 350).

     2) As of the Effective Date, Schedule B1 - Outline of Additional Leased Premises, attached hereto, shall form part of the Lease as if the same were embodied therein.

     3) The Landlord and the Tenant hereby confirm each to the other the several covenants and agreements in the Lease as amended by this Amendment to Lease Agreement.

     4) This Amendment to Lease Agreement and everything herein contained shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be, of each of the parties hereto, and every reference herein to any party hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

IN WITNESS HEREOF the parties hereto have executed this Amendment to Lease Agreement. I/We have authority to bind the corporation.

                                        LANDLORD:

                                        THE MANUFACTURERS LIFE INSURANCE
COMPANY

(U.S.A.)

/s/ Signature Illegible                 by Signature: /s/ Signature Illegible
Witness as to  Name:
Signing by Landlord  Title:

                                        TENANT:

                                        LIVEWORLD PRODUCTIONS, INC,
                                        A CALIFORNIA CORPORATION

/s/ Signature Illegible                 by Signature: /s/ Signature Illegible
Witness as to                           Name:
Signing by Tenant                       Title:

                                       2